                                                                    Exhibit 99.1


[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------





                               ABS NEW TRANSACTION




                             COMPUTATIONAL MATERIALS




                          $[840,000,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2




                                  [SURF LOGO]




                           WILSHIRE CREDIT CORPORATION
                                    SERVICER


                             J.P. MORGAN CHASE BANK
                                     TRUSTEE


                                  MAY [9], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                                   TERM SHEET
                                  MAY [9], 2005

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC2

                           $840,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION

                                                          PRINCIPAL                                                     EXPECTED
                                          WAL (YRS)        WINDOW                              EXPECTED      STATED     RATINGS
                 APPROX                   (CALL(4)/       (CALL(4)/       PAYMENT  INTEREST     FINAL         FINAL     (MOODY'S/
   CLASS        SIZE ($)       COUPON     MATURITY)       MATURITY)        DELAY    ACCRUAL    MATURITY(4)  MATURITY      S&P)
   -----        --------       ------     ---------       ---------        -----    -------    -----------  --------      ----
 CLASS A-1A    410,861,000  LIBOR + [ ]  1.96 / 2.15   1 - 74 / 1 - 176      0     Actual/360   12/2006       03/2014    Aaa/AAA
                              (1), (2)

 CLASS A-2A    155,721,000  LIBOR + [ ]  1.00 / 1.00   1 - 22 / 1 - 22       0     Actual/360   05/2011     12/2035(5)   Aaa/AAA
                              (1), (2)

 CLASS A-2B    87,802,000   LIBOR + [ ]  3.00 / 3.01  22 - 74 / 22 - 82      0     Actual/360   05/2011     12/2035(5)   Aaa/AAA
                              (1), (2)

 CLASS A-2C    14,256,000   LIBOR + [ ]  6.18 / 9.52  74 - 74 / 82 - 176     0     Actual/360   05/2011     12/2035(5)   Aaa/AAA
                              (1), (2)

 CLASS M-1     39,480,000   LIBOR + [ ]  4.83 / 5.35  48 - 74 / 48 - 153     0     Actual/360   05/2011     12/2035(5)   Aa1/AA+
                              (1), (3)

 CLASS M-2     28,980,000   LIBOR + [ ]  4.59 / 5.09   44 - 74 / 44-144      0     Actual/360   05/2011     12/2035(5)   Aa2/AA
                              (1), (3)

 CLASS M-3     49,980,000   LIBOR + [ ]  4.44 / 4.90  40 - 74 / 40 - 136     0     Actual/360   05/2011     12/2035(5)    A2/A
                              (1), (3)

 CLASS M-4     13,860,000   LIBOR + [ ]  4.36 / 4.75  39 - 74 / 39 - 117     0     Actual/360   05/2011     12/2035(5)    A3/A-
                              (1), (3)

 CLASS B-1     12,600,000   LIBOR + [ ]  4.33 / 4.68  39 - 74 / 39 - 110     0     Actual/360   05/2011     12/2035(5)  Baa1/BBB+
                              (1), (3)

 CLASS B-2      9,660,000   LIBOR + [ ]  4.31 / 4.59  38 - 74 / 38 - 101     0     Actual/360   05/2011     12/2035(5)  Baa2/BBB
                              (1), (3)

 CLASS B-3      8,400,000   LIBOR + [ ]  4.30 / 4.50  38 - 74 / 38 - 93      0     Actual/360   05/2011     12/2035(5)  Baa3/BBB-
                              (1), (3)

CLASS B-4(6)    8,400,000   LIBOR + [ ]  4.28 / 4.36  37 - 74 / 37 - 84      0     Actual/360   05/2011     12/2035(5)   Ba1/BB+
                              (1), (3)
TOTAL:        840,000,000

1)       Subject to the related Available Funds Cap and the related Maximum Rate
         Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call. The maximum CPR in any one period is 95%.

5)       Latest maturity date for any mortgage loan plus one year.

6) The Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                      212-449-3659         scott_soltas@ml.com
Charles Sorrentino                212-449-3659         charles_sorrentino@ml.com
Colin Sheen                       212-449-3659         colin_sheen@ml.com
Edgar Seah                        212-449-3659         edgar_seah@ml.com
Gregory Ikhilov                   212-449-3659         gregory_ikhilov@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                       212-449-0752         matthew_whalen@ml.com
Paul Park                         212-449-6380         paul_park@ml.com
Tom Saywell                       212-449-2122         tom_saywell@ml.com
Alan Chan                         212-449-8140         alan_chan@ml.com
Parkson Young                     212-449-1768         parkson_young@ml.com
Fred Hubert                       212-449-5071         fred_hubert@ml.com
Alice Chu                         212-449-1701         alice_chu@ml.com
Sonia Lee                         212-449-5067         sonia_lee@ml.com
Oleg Saitskiy                     212-449-1901         oleg_saitskiy@ml.com
Keith Singletary                  212-449-9431         keith_singletary@ml.com
Calvin Look                       212-449-5029         calvin_look@ml.com

MOODY'S
Sang Shin                         212-553-4976         sang.shin@moodys.com

STANDARD & POOR'S
Victor Bhagat                     212-438-1130         victor_bhagat@sandp.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TITLE OF OFFERED CERTIFICATES  Specialty Underwriting & Residential Finance
                               ("SURF"), Mortgage Loan Asset-Backed
                               Certificates, Series 2005-BC2, consisting of:
                               Class A-1A Certificates (collectively, the "Class A-1 Certificates"), Class A-2A, Class A-2B and Class A-2C Certificates (collectively, the "Class A-2 Certificates", and together, with the Class A-1 Certificates, the "Class A Certificates"), Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (collectively, the "Class M Certificates"), Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (collectively, the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates") The Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates are collectively known as the "Offered Certificates").

LEAD MANAGER                   Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

CO-MANAGER                     WaMu Capital Corp.

ISSUER                         Specialty Underwriting and Residential Finance
                               Trust, Series 2005-BC2

DEPOSITOR                      Merrill Lynch Mortgage Investors, Inc.

SELLER                         Merrill Lynch Mortgage Lending Inc.

SERVICER                       Wilshire Credit Corporation

TRUSTEE                        J.P. Morgan Chase Bank

CUT-OFF DATE                   May 1, 2005

PRICING DATE                   On or about May [10], 2005

CLOSING DATE                   On or about May [19], 2005

DISTRIBUTION DATES             Distribution of principal and interest on the
                               offered certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in June 2005.

ERISA CONSIDERATIONS           The offered certificates will be ERISA eligible
                               as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                               Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT               The offered certificates will not constitute
                               "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                     For federal income tax purposes, the Trust Fund
                               will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

OPTIONAL TERMINATION           The Trustee will attempt to terminate the trust
                               when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon,
                               (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations or by the Trustee in the performance of its obligations, including conducting the auction and
                               (iii) certain other amounts specified in the prospectus supplement.

MORTGAGE LOANS                 The mortgage pool will consist of fixed rate and
                               adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") originated under the SURF program and will be serviced by Wilshire Capital Corporation. The information described herein is based on a pool of Mortgage
                               Loans having an aggregate principal balance of approximately $840,000,557, as of the Cut-Off
                               Date.

TOTAL DEAL SIZE                Approximately $840,000,000

ADMINISTRATIVE FEES            The Servicer and the Trustee will be paid fees
                               aggregating approximately 50.00 bps per annum
                               (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS            1.  Excess Interest
                               2.  Over-Collateralization
                               3.  Subordination

EXCESS INTEREST                Excess interest cashflow will be available as
                               credit enhancement.

OVER-COLLATERALIZATION         The over-collateralization ("O/C") amount is
                               equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the O/C amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the Class A Certificates until the O/C target is reached, resulting in a limited acceleration of principal of the Offered
                               Certificates relative to the Mortgage Loans. Once the O/C target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the O/C target amount (i.e., 2.35% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

                               Initial:  0.00% of original balance
                               Target:   2.35% of original balance before
                                         stepdown, 4.70% of current balance
                                         after stepdown
                               Floor:    0.50% of original balance


SUBORDINATION:                CLASSES        RATING (M/S)    SUBORDINATION (1)
                              -------        ------------    -----------------
(1) includes OC target        Class A          Aaa/AAA             22.75%
                             Class M-1         Aa1/AA+             18.05%
                             Class M-2          Aa2/AA             14.60%
                             Class M-3           A2/A               8.65%
                             Class M-4          A3/A-               7.00%
                             Class B-1        Baa1/BBB+             5.50%
                             Class B-2         Baa2/BBB             4.35%
                             Class B-3        Baa3/BBB-             3.35%
                             Class B-4         Ba1/BB+              2.35%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


CLASS SIZES:                  CLASSES        RATING (M/S)       CLASS SIZES
                              -------        ------------       -----------
                              Class A          Aaa/AAA             79.60%
                             Class M-1         Aa1/AA+              4.70%
                             Class M-2          Aa2/AA              3.45%
                             Class M-3           A2/A               5.95%
                             Class M-4          A3/A-               1.65%
                             Class B-1        Baa1/BBB+             1.50%
                             Class B-2         Baa2/BBB             1.15%
                             Class B-3        Baa3/BBB-             1.00%
                             Class B-4         Ba1/BB+              1.00%

INTEREST ACCRUAL          For the Offered Certificates, interest will initially
                          accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current
                          Distribution Date.

COUPON STEP UP            If the optional termination of the Certificates does
                          not occur on the first distribution date on which it can occur, (i) the margins on each class of the Class
                          A Certificates will increase to 2x their respective margins, and (ii) the margins on each class of the Subordinate Certificates will increase to 1.5x their respective margins, in each case on the following
                          Distribution Date.

AVAILABLE FUNDS CAPS      Class A-1 Certificates: The per annum rate equal to
                          (A) 12 times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage
                          Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                          Class A-2 Certificates: The per annum rate equal to
                          (A) 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

                          Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                          "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACT              The Certificates will each have the benefit of one of
                          the three cap contracts as specified below:

                                                                             BEGINNING           1ML STRIKE,
                                     CLASS            NUMBER OF MONTHS    DISTRIBUTION DATE      UPPER COLLAR
                                     -----            ----------------    -----------------      ------------
                            Class A-1 Certificates           32               June 2005             9.780%
                            Class A-2 Certificates           32               June 2005             9.320%
                           Subordinate Certificates          32               June 2005             8.700%

                          Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


MAXIMUM RATE CAPS         The pass-through rates of each of the Offered
                          Certificates will also be subject to a related
                          "Maximum Rate Cap", which will be calculated in the same manner as the Available Funds Cap, but based on the net maximum lifetime mortgage rates for the adjustable rate Mortgage loans and the net mortgage rates for the fixed rate Mortgage Loans rather than the net mortgage rate. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT   If on any Distribution Date the pass-through rate is
                          limited by the related Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (i) the related Maximum Rate Cap and
                          (ii) the lesser of (A) One Month LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading "1ML Strike, Upper Collar", under the heading, "Cap Contracts" shown above), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY         1.  Repayment of any unreimbursed Servicer advances.
<Preliminary and          2.  Servicing Fees and Trustee Fees, as applicable.
Subject to Revision>      3.  Available interest funds, as follows: monthly
                              interest, including any unpaid monthly interest from prior months, concurrently, to each class of the Class A Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
                              Certificates, then to the Class M-4 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3
                              Certificates and then to the Class B-4
                              Certificates.

                          4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                          5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to build or restore O/C to the required level.

                          6. Excess interest to pay subordinate principal shortfalls.

                          7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                          8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                          Payments received on the related Cap Contract will only be available to the related classes of Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero. Any excess of amounts received on the related Cap Contract over amounts needed to pay such Carryovers on the related classes of Certificates will be distributed in respect of other classes of certificates not described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the Distribution Date in June
         2005) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates, as follows:

         1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

         2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and
                  (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates. Amounts allocated to the Class A-2A, Class A-2B and Class A-2C Certificates shall be distributed sequentially, with all amounts paid to the Class A-2A Certificates until its Certificate principal balance has been reduced to zero, then to the Class A-2B Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class A-2C Certificates until its Certificate principal balance has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

         "Group 1 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

         "Group 2 Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be distributed to the remaining Class A Certificates (i.e., whichever such class remains outstanding) as the case may be. After the aggregate Certificate principal balance of the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class B-1 Certificates, seventh to the Class B-2 Certificates, eighth to the Class B-3 Certificates and ninth to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                       CLASS A                    45.50%
                       CLASS M-1                  36.10%
                       CLASS M-2                  29.20%
                       CLASS M-3                  17.30%
                       CLASS M-4                  14.00%
                       CLASS B-1                  11.00%
                       CLASS B-2                   8.70%
                       CLASS B-3                   6.70%
                       CLASS B-4                   4.70%


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the June 2008 Distribution Date;
         and

ii) The Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE                   The first Distribution Date on which the Senior
CLASS PRINCIPAL               Enhancement Percentage (i.e., the sum of the
DISTRIBUTION                  outstanding principal balance of the subordinate
DATE                          Certificates and the O/C amount divided by the
                              aggregate stated principal balance of the Mortgage
                              Loans) is greater than or equal to the Senior
                              Specified Enhancement Percentage (including O/C),
                              which is equal to two times the initial Class A
                              subordination percentage.
                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              45.50%
                              or
                              (20.40%+2.35%)*2

STEP DOWN LOSS                The situation that exists with respect to any
TRIGGER EVENT                 Distribution Date after the Stepdown Date, if (a)
<Preliminary and              the quotient of (1) the aggregate Stated Principal
Subject to Revision>          Balance of all Mortgage Loans 60 or more days
                              delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [34.50]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage.

                              DISTRIBUTION DATE OCCURRING          LOSS PERCENTAGE
                              ---------------------------          ---------------
                              June 2008 - May 2009                 [3.25]% with respect to June 2008, plus an additional
                                                                   1/12th of [2.00]% for each month thereafter
                              June 2009 - May 2010                 [5.25]% with respect to June 2009, plus an additional
                                                                   1/12th of [1.25]% for each month thereafter
                              June 2010 - May 2011                 [6.50]% with respect to June 2010, plus an additional
                                                                   1/12th of [1.00]% for each month thereafter
                              June 2011 and thereafter             [7.50]%

                                       (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                    The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

MORTGAGE LOAN TABLES          The following tables describe the Mortgage Loans
                              and the related mortgaged properties as of the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

Aggregate Outstanding Principal Balance                             $840,000,557
Aggregate Original Principal Balance                                $842,432,206
Number of Mortgage Loans                                               6,288

                                             MINIMUM                   MAXIMUM              AVERAGE (1)
                                             -------                   -------              -----------
Original Principal Balance                   $12,500                  $750,000               $133,975
Outstanding Principal Balance                $3,383                   $750,000               $133,588

                                             MINIMUM                  MAXIMUM         WEIGHTED AVERAGE (2)
                                             -------                  -------         --------------------
Original Term (mos)                            120                      360                    347
Stated remaining Term (mos)                    114                      358                    343
Loan Age (mos)(5)                               2                        10                     4
Current Interest Rate                        4.250%                   12.400%                 7.307%
Initial Interest Rate Cap (3)                1.000%                    5.000%                 2.914%
Periodic Rate Cap (3)                        1.000%                    2.000%                 1.091%
Gross Margin (3)                             2.250%                   12.000%                 6.162%
Maximum Mortgage Rate (3)                    10.700%                  18.000%                13.559%
Minimum Mortgage Rate (3)                    2.250%                   11.250%                 6.976%
Months to Roll (3)                              1                        57                     22
Original Loan-to-Value                       13.01%                   100.00%                 83.13%
Credit Score (4)                               500                      806                    616

                                             EARLIEST                  LATEST
                                             --------                  ------
Maturity Date                              11/01/2014                03/01/2035

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                  93.47%

2nd Lien                                                                   6.53%

Year of Origination                                     Percent of Mortgage Pool
-------------------                                     ------------------------
2004                                                                      76.59%

2005                                                                      23.41%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   97.80%

Second Home                                                                0.35%

Investment                                                                 1.86%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  48.79%

Refinance - Rate/Term                                                      5.99%

Refinance - Cashout                                                       45.22%

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                16.28%

ARM                                                                       83.72%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          70.69%

Interest-Only                                                             23.17%

Balloon                                                                    6.14%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             73.69%

Planned Unit Development                                                  16.57%

Two- to Four-Family                                                        3.69%

Condominium                                                                5.06%

Townhouse                                                                  0.83%

Manufactured Housing                                                       0.06%

Rowhouse                                                                   0.10%

(1)      Sum of Principal Balance divided by total number of loans.

(2)      Weighted by Outstanding Principal Balance.

(3)      Adjustable Rate Mortgage Loans only.

(4)      Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

MORTGAGE RATES

                           NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                             OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV        DOC        IO
-----------------------     -----     -----------       ----        ------     -----    -----------       ---        ---        --
5.500% or less               111      $ 24,479,582       2.91%       5.273%      638      $220,537       79.36%     79.58%    45.82%

5.501% to 6.000%             365        76,358,596       9.09        5.842       637       209,202       79.37      71.10     41.82

6.001% to 6.500%             715       139,560,495      16.61        6.318       627       195,190       80.14      56.46     37.45

6.501% to 7.000%            1148       197,084,680      23.46        6.807       620       171,677       80.53      52.98     29.32

7.001% to 7.500%             809       121,322,387      14.44        7.295       606       149,966       82.87      57.40     21.05

7.501% to 8.000%             791       108,166,581      12.88        7.790       600       136,747       84.59      60.19     10.95

8.001% to 8.500%             417        51,824,146       6.17        8.286       589       124,279       86.01      66.07      5.28

8.501% to 9.000%             308        32,592,776       3.88        8.767       586       105,821       86.53      64.18      2.93

9.001% to 9.500%             271        21,086,744       2.51        9.351       607        77,811       90.91      61.39      1.18

9.501% to 10.000%            505        28,887,720       3.44        9.813       616        57,203       92.00      68.26      0.00

10.001% to 10.500%           225        13,219,035       1.57       10.309       621        58,751       91.08      58.66      1.08

10.501% to 11.000%           458        19,670,401       2.34       10.815       649        42,948       98.93      23.07      0.00

11.001% to 11.500%            76         2,908,906       0.35       11.297       625        38,275       97.92      35.10      0.00

11.501% to 12.000%            85         2,729,456       0.32       11.904       630        32,111       99.32      18.19      0.00

12.001% to 12.500%             4           109,052       0.01       12.284       629        27,263      100.00      76.50      0.00

TOTAL:                     6,288      $840,000,557     100.00%       7.307%      616      $133,588       83.13%     58.74%    23.17%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.250% per annum to 12.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.307% per annum.

REMAINING MONTHS TO STATED MATURITY

                          NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                    OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
REMAINING MONTHS         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
TO STATED MATURITY         LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV        DOC        IO
------------------         -----     -----------       ----        ------     -----    -----------       ---        ---        --
109 to 120                    2          $160,214        0.02%      7.474%     595       $80,107       39.45%     9.67%       0.00%

169 to 180                1,335        58,111,746        6.92      10.110      651        43,529       97.80      39.35       0.00

229 to 240                   41         2,616,391        0.31       8.530      608        63,814       82.43      68.30       0.00

289 to 300                    1            94,815        0.01       8.100      613        94,815       90.78     100.00       0.00

349 to 360                4,909       779,017,392       92.74       7.093      613       158,692       82.05      60.16      24.99

TOTAL:                    6,288      $840,000,557     100.00%       7.307%     616      $133,588       83.13%     58.74%     23.17%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 343 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                     OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
ORIGINAL MORTGAGE LOAN    MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
PRINCIPAL BALANCES          LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV        DOC        IO
------------------          -----     -----------       ----        ------     -----    -----------       ---        ---        --

$50,000 or less             1,050       $33,796,088       4.02%     10.103%     642        $32,187       96.45%     48.17%     0.26%

$50,001 to $100,000         1,815       137,415,629      16.36       8.124      613         75,711       84.87      68.27      3.53

$100,001 to $150,000        1,368       167,636,333      19.96       7.383      609        122,541       82.47      68.68     11.45

$150,001 to $200,000          804       139,561,393      16.61       7.151      612        173,584       81.72      61.30     19.27

$200,001 to $250,000          512       113,679,848      13.53       6.892      616        222,031       81.76      56.11     29.90

$250,001 to $300,000          299        82,136,506       9.78       6.808      620        274,704       81.90      46.05     35.20

$300,001 to $350,000          192        62,035,324       7.39       6.840      620        323,101       82.61      43.94     44.33

$350,001 to $400,000          130        48,808,869       5.81       6.588      620        375,453       82.07      42.15     43.29

$400,001 to $450,000           49        20,929,333       2.49       6.576      616        427,129       82.21      67.46     67.27

$450,001 to $500,000           52        24,628,044       2.93       6.441      622        473,616       82.57      54.07     52.20

$500,001 to $550,000           10         5,176,554       0.62       6.282      634        517,655       80.46      30.49     40.72

$550,001 to $600,000            5         2,806,636       0.33       6.576      620        561,327       88.13     100.00     59.86

$600,001 to $650,000            1           640,000       0.08       5.750      628        640,000       76.19     100.00    100.00

$700,001 to $750,000            1           750,000       0.09       6.275      620        750,000       79.62     100.00    100.00

TOTAL:                      6,288      $840,000,557     100.00%      7.307%     616       $133,588       83.13%     58.74%    23.17%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,383 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $133,588.

PRODUCT TYPES

                           NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                             OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
PRODUCT TYPES               LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV        DOC        IO
------------------          -----     -----------       ----        ------     -----    -----------       ---        ---        --
Balloon Loans               1,190      $51,569,984      6.14%       10.295%     655       $43,336        99.40%    36.66%      0.00%

10 Year Fixed Loans             2          160,214      0.02         7.474      595        80,107        39.45      9.67       0.00

15 Year Fixed Loans           145        6,541,761      0.78         8.648      626        45,116        85.15     60.54       0.00

20 Year Fixed Loans            41        2,616,391      0.31         8.530      608        63,814        82.43     68.30       0.00

25 Year Fixed Loans             1           94,815      0.01         8.100      613        94,815        90.78    100.00       0.00

30 Year Fixed Loans           563       75,809,529      9.02         7.226      614       134,653        80.23     73.96       6.93

Six-Month LIBOR Loans          73       11,238,320      1.34         6.594      604       153,950        83.73     72.31       0.00

1/29 LIBOR Loans                1          150,458      0.02         8.625      576       150,458        90.00    100.00       0.00

2/28 LIBOR Loans            3,622      581,191,435     69.19         7.090      613       160,461        82.15     57.90      27.70

3/27 LIBOR Loans              629      107,393,016     12.78         7.088      612       170,736        82.68     60.15      24.60

5/25 LIBOR Loans               21        3,234,634      0.39         6.434      608       154,030        79.78    100.00      61.42

TOTAL:                      6,288     $840,000,557    100.00%        7.307%     616      $133,588        83.13%    58.74%     23.17%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                              TOTAL MORTGAGE LOANS

AMORTIZATION TYPE

                          NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
AMORTIZATION TYPE          LOANS     OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING       LTV        DOC        IO
------------------         -----     -----------       ----        ------     -----    -----------       ---        ---        --
Fully Amortizing           4,267     $593,768,009     70.69%       7.285%      607       $139,154       82.21%    63.54%       0.00%

Balloon                    1,190       51,569,984      6.14       10.295       655         43,336       99.40     36.66        0.00

12 Month Interest-Only         3          764,000      0.09        6.539       675        254,667       79.58     40.31      100.00

24 Month Interest-Only       218       42,680,053      5.08        6.600       621        195,780       83.44     75.39      100.00

36 Month Interest-Only        25        5,161,029      0.61        6.862       628        206,441       84.48     72.88      100.00

60 Month Interest-Only       535      132,763,730     15.81        6.551       634        248,157       80.86     41.46      100.00

120 Month Interest-Only       50       13,293,752      1.58        6.721       641        265,875       82.56     44.87      100.00

TOTAL:                     6,288     $840,000,557    100.00%       7.307%      616       $133,588       83.13%    58.74%      23.17%



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                   OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
STATE             LOANS    OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----             -----    -----------     ----      ------    -----    -----------    ---       ---       --
Alabama              49   $  4,135,497      0.49%     8.330%    609      $ 84,398      86.21%    54.87%    7.40%
Arizona             243     26,632,676      3.17      7.268     624       109,599      83.74     56.40    34.43
Arkansas             32      2,211,004      0.26      7.470     638        69,094      85.73     80.90     0.00
California          792    178,080,697     21.20      6.820     625       224,849      81.36     45.20    52.70
Colorado             79     11,336,371      1.35      7.201     615       143,498      83.37     64.15    35.79
Connecticut          89     11,577,897      1.38      7.281     620       130,089      82.66     42.48     5.45
Delaware              7      1,139,456      0.14      6.898     634       162,779      72.29     81.61    39.95
Florida             322     40,127,842      4.78      7.311     625       124,621      83.37     46.14    19.83
Georgia              97     11,863,197      1.41      7.658     622       122,301      85.79     55.87    26.24
Idaho                25      2,630,093      0.31      7.131     622       105,204      83.73     68.06    42.12
Illinois            517     71,503,649      8.51      7.366     620       138,305      84.35     52.82     9.45
Indiana             144     14,392,786      1.71      7.570     607        99,950      85.31     82.85     5.57
Iowa                 36      3,983,752      0.47      8.012     596       110,660      83.23     74.66    14.66
Kansas               72      7,769,437      0.92      7.791     606       107,909      87.42     80.47    12.05
Kentucky             64      5,886,958      0.70      7.568     604        91,984      82.66     84.93    18.95
Louisiana            81      7,064,148      0.84      7.856     613        87,212      85.67     59.52     4.69
Maine                 9      1,756,314      0.21      7.239     571       195,146      77.33     31.61     0.00
Maryland            134     24,312,765      2.89      7.183     598       181,439      81.40     69.87    11.62
Massachusetts        35      7,590,796      0.90      6.988     625       216,880      81.17     41.89    13.58
Michigan            291     30,255,223      3.60      7.669     603       103,970      83.39     71.22     7.69
Minnesota           223     32,601,117      3.88      7.384     613       146,193      85.43     58.56    20.54
Mississippi          29      2,369,728      0.28      7.981     610        81,715      86.30     51.62     0.00
Missouri            265     26,054,823      3.10      7.698     604        98,320      84.76     74.34     5.77
Montana               4        475,877      0.06      6.407     615       118,969      77.21    100.00     0.00
Nebraska             15      1,779,018      0.21      7.359     616       118,601      84.49     30.55    20.46
Nevada              160     27,345,197      3.26      7.082     616       170,907      81.12     63.03    31.32
New Hampshire        11      1,902,412      0.23      7.083     592       172,947      84.30     62.13     0.00
New Jersey           48     11,205,186      1.33      7.056     608       233,441      80.21     48.42    31.35
New Mexico           22      2,065,597      0.25      7.548     623        93,891      83.68     85.83     0.00
New York             70     15,070,322      1.79      6.812     607       215,290      77.85     50.12    14.73
North Carolina       73      7,823,885      0.93      7.648     625       107,177      85.34     62.96    10.34
North Dakota          2        188,220      0.02      7.441     585        94,110      84.70    100.00     0.00
Ohio                361     36,088,633      4.30      7.335     602        99,969      84.06     78.14    10.92
Oklahoma             44      4,525,073      0.54      7.710     587       102,843      82.05     85.25     0.00
Oregon               66      7,792,192      0.93      7.131     627       118,064      83.66     64.80    30.51
Pennsylvania        111     14,214,697      1.69      7.149     603       128,060      83.22     58.51     5.43
Rhode Island         20      3,433,555      0.41      7.126     612       171,678      80.06     76.06     5.69
South Carolina       43      4,430,557      0.53      7.749     617       103,036      85.53     39.80    25.60
South Dakota          2        230,078      0.03      7.899     585       115,039      89.10     49.77     0.00
Tennessee           103      9,212,763      1.10      7.820     597        89,444      83.31     73.90     6.09
Texas               928     88,241,977     10.50      7.887     611        95,088      84.00     65.78     4.54
Utah                 47      5,663,845      0.67      7.157     645       120,507      84.79     50.41    26.46
Virginia            195     30,694,699      3.65      7.264     621       157,409      84.00     58.14    30.87
Washington          194     27,142,788      3.23      7.092     619       139,911      83.39     63.39    32.01
West Virginia        14      1,559,672      0.19      7.354     616       111,405      80.77     61.45     0.00
Wisconsin           117     13,147,472      1.57      7.843     607       112,372      84.85     78.43     7.63
Wyoming               3        490,616      0.06      6.606     607       163,539      67.58    100.00     0.00
TOTAL:            6,288   $840,000,557    100.00%     7.307%    616      $133,588      83.13%    58.74%   23.17%

(1) No more than approximately 0.31% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER     AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED
                          OF       PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL      MORTGAGE     BALANCE      MORTGAGE     AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC      IO
--------------------    -----     -----------      ----       ------     -----    -----------    ---       ---      --
50.00% or less             52    $  6,468,570       0.77%     7.073%       577      $124,396    43.75%   65.56%   11.33%
50.01% to 55.00%           39       7,623,432       0.91      6.657        590       195,473    52.93    68.89     8.72
55.01% to 60.00%           51       7,796,164       0.93      6.700        584       152,866    57.99    64.07     8.54
60.01% to 65.00%           88      16,230,305       1.93      6.837        579       184,435    63.38    63.05    24.39
65.01% to 70.00%          107      16,869,822       2.01      7.084        572       157,662    68.31    54.54    12.19
70.01% to 75.00%          255      41,979,688       5.00      6.944        589       164,626    73.79    55.34    18.82
75.01% to 80.00%         2544     381,585,893      45.43      6.912        626       149,994    79.79    54.58    30.75
80.01% to 85.00%          579      98,146,057      11.68      7.170        594       169,510    84.30    57.93    22.65
85.01% to 90.00%          739     126,871,896      15.10      7.275        605       171,681    89.49    70.38    22.48
90.01% to 95.00%          365      55,298,850       6.58      7.774        619       151,504    94.66    66.16    16.80
95.01% to 100.00%        1469      81,129,879       9.66      9.526        645        55,228    99.91    55.80     1.58
TOTAL:                  6,288    $840,000,557     100.00%     7.307%       616      $133,588    83.13%   58.74%   23.17%


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.01% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.53% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.68%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.96%.


LOAN PURPOSE

                          NUMBER     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                            OF       PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL     AVERAGE  PERCENT
                         MORTGAGE     BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL   FULL    PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING      LTV      DOC       IO
------------              -----     -----------     ----       ------    -----    -----------      ---      ---       --
Purchase                   3,588   $409,801,925     48.79%      7.517%    632       $114,215     84.65%    50.91%   23.49%
Refinance - Cashout        2,341    379,859,311     45.22       7.101     599        162,264     81.39     65.53    23.00
Refinance - Rate/Term        359     50,339,322      5.99       7.154     604        140,221     83.93     71.29    21.90
TOTAL:                     6,288   $840,000,557    100.00%      7.307%    616       $133,588     83.13%    58.74%   23.17%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


PROPERTY TYPE

                            NUMBER     AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                           MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
PROPERTY TYPE               LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING    LTV       DOC       IO
-------------               -----     -----------      ----      ------    -----     -----------    ---       ---       --
Single Family                4,757   $619,025,122      73.69%     7.305%     613       $130,129    83.06%    59.63%   22.47%
Planned Unit Development       947    139,211,918      16.57      7.369      619        147,003    83.56     58.86    27.47
Two- to Four-Family            189     31,009,132       3.69      7.252      624        164,069    81.27     47.20     5.38
Condominium                    319     42,493,814       5.06      7.181      630        133,209    83.74     52.66    33.74
Townhouse                       61      6,946,721       0.83      7.238      619        113,881    85.01     58.99    16.81
Manufactured Housing             6        462,034       0.06      7.142      675         77,006    78.72    100.00    32.90
Rowhouse                         9        851,816       0.10      7.442      606         94,646    89.46     95.74     0.00
TOTAL:                       6,288   $840,000,557     100.00%     7.307%     616       $133,588    83.13%    58.74%   23.17%


DOCUMENTATION

                       NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                         OF        PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE    PERCENT
                      MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
DOCUMENTATION          LOANS      OUTSTANDING     POOL        COUPON      SCORE   OUTSTANDING     LTV        DOC       IO
-------------          -----      -----------     ----        ------      -----   -----------     ---        ---       --
Full Documentation      3,793    $493,435,714     58.74%       7.237%      599       $130,091    83.31%    100.00%   19.71%
Stated Documentation    2,431     332,844,854     39.62        7.421       641        136,917    82.84       0.00    28.03
Lite Documentation         64      13,719,989      1.63        7.054       599        214,375    83.83       0.00    29.93
TOTAL:                  6,288    $840,000,557    100.00%       7.307%      616       $133,588    83.13%     58.74%   23.17%


OCCUPANCY

                        NUMBER     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                          OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                       MORTGAGE     BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE      ORIGINAL   FULL     PERCENT
OCCUPANCY               LOANS     OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV      DOC        IO
---------               -----     -----------     ----      ------      -----   -----------     ---      ---        --
Primary                  6,134   $821,512,001     97.80%     7.304%      616     $133,928      83.15%    58.28%    23.70%
Investment                 133     15,587,792      1.86      7.430       623      117,201      82.65     82.38      0.00
Second Home                 21      2,900,765      0.35      7.319       618      138,132      79.97     62.46      0.00
TOTAL:                   6,288   $840,000,557    100.00%     7.307%      616     $133,588      83.13%    58.74%    23.17%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


MORTGAGE LOANS AGE SUMMARY


                     NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                       OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
(MONTHS)             LOANS      OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV       DOC        IO
--------             -----      -----------      ----       ------      -----   -----------     ---       ---        --
2                        47    $  5,877,261      0.70%      7.558%      593       $125,048     82.91%    89.10%    16.29%
3                     1,559     204,676,897     24.37       7.403       611        131,287     82.97     61.62     21.70
4                     2,411     340,246,320     40.51       7.265       617        141,122     82.84     59.72     27.62
5                     1,642     215,356,831     25.64       7.262       617        131,155     83.56     55.23     19.47
6                       564      65,505,593      7.80       7.313       620        116,145     83.40     54.34     18.39
7                        59       7,530,643      0.90       7.559       617        127,638     85.93     51.43     17.78
8                         4         559,839      0.07       7.656       599        139,960     89.42     47.59      0.00
9                         1         197,538      0.02       7.500       618        197,538     90.00    100.00      0.00
10                        1          49,637      0.01       7.750       585         49,637     40.98      0.00      0.00
TOTAL:                6,288    $840,000,557    100.00%      7.307%      616       $133,588     83.13%    58.74%    23.17%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


ORIGINAL PREPAYMENT PENALTY TERM



                       NUMBER      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                         OF        PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE     ORIGINAL    FULL    PERCENT
PENALTY TERM           LOANS      OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
------------           -----      -----------     ----       ------     -----   -----------     ---       ---       --
None                    1,332    $132,942,040     15.83%      8.002%    617       $ 99,806     85.53%     57.80%   10.38%
6 Months                    3         687,901      0.08       8.261     581        229,300     91.65     100.00     0.00
12 Months                 250      36,834,438      4.39       7.403     618        147,338     83.22      51.26    20.81
13 Months                   2         606,865      0.07       7.239     615        303,432     69.60       0.00    49.43
24 Months               3,051     450,324,757     53.61       7.180     616        147,599     82.65      55.22    29.32
30 Months                   2         338,974      0.04       8.222     547        169,487     87.03      55.02     0.00
36 Months               1,471     194,967,350     23.21       7.135     614        132,541     82.76      68.26    19.42
48 Months                   2         121,320      0.01       7.810     575         60,660     81.68     100.00     0.00
60 Months                 175      23,176,913      2.76       7.033     610        132,440     81.81      64.62    12.99
TOTAL:                  6,288    $840,000,557    100.00%      7.307%    616       $133,588     83.13%     58.74%   23.17%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


CREDIT SCORES

                          NUMBER      AGGREGATE                         WEIGHTED     AVERAGE    WEIGHTED
                            OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
RANGE OF CREDIT SCORES    LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC        IO
----------------------    -----      -----------     ----      ------     -----    -----------    ---       ---        --
Not Available                 9     $   752,775      0.09%     9.011%      NA       $ 83,642     77.36%    84.59%     0.00%
500                           2         315,074      0.04      8.415       500       157,537     84.17    100.00      0.00
501 to 525                   94      13,476,409      1.60      8.018       515       143,366     73.72     76.04      0.00
526 to 550                  345      51,173,322      6.09      7.586       540       148,328     77.34     83.70      8.39
551 to 575                  762     109,070,591     12.98      7.727       564       143,137     80.76     78.29     10.58
576 to 600                1,008     140,385,314     16.71      7.295       588       139,271     82.01     78.23     19.18
601 to 625                1,407     185,274,648     22.06      7.201       613       131,681     84.01     66.51     25.77
626 to 650                1,220     165,536,423     19.71      7.167       638       135,686     85.96     45.66     28.26
651 to 675                  770      95,417,421     11.36      7.176       661       123,919     85.31     31.95     31.60
676 to 700                  350      41,371,505      4.93      7.098       686       118,204     82.75     23.30     36.66
701 to 725                  152      16,788,575      2.00      7.109       711       110,451     83.30     17.31     38.85
726 to 750                  101      12,029,211      1.43      7.085       736       119,101     84.01     11.01     26.50
751 to 775                   44       5,044,276      0.60      7.262       762       114,643     83.93     13.81     16.41
776 to 800                   21       3,050,650      0.36      7.339       792       145,269     83.92      9.87     50.04
801 to 806                    3         314,364      0.04      7.501       803       104,788     85.82     11.32      0.00
TOTAL:                    6,288    $840,000,557    100.00%     7.307%      616      $133,588     83.13%    58.74%    23.17%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 616.


CREDIT GRADE

               NUMBER     AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                 OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE    PERCENT
              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT        BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE   LOANS     OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING    LTV        DOC      IO
------------   -----     -----------     ----      ------     -----     -----------    ---        ---      --
A+               709    $ 99,926,722     11.90%     7.167%      631       $140,940    87.02%     51.62%  29.72%
A               2054     264,125,261     31.44      7.224       607        128,591    83.43      70.76   22.78
A-               746     108,356,158      12.9      7.607       585        145,250    81.54      75.57   14.73
B                630      92,609,376     11.02      7.473       571        146,999    79.79      75.92   13.69
C                222      33,972,905      4.04      7.374       543        153,031    76.40      82.97   11.39
C-               148      20,926,837      2.49      7.926       531        141,398    73.36      77.89    1.91
SA1              555      62,222,377      7.41      7.141       715        112,112    83.79      15.95   33.19
SA2              386      46,396,606      5.52      7.266       671        120,198    83.49      18.97   35.29
SA3              838     111,464,316     13.27      7.172       650        133,012    86.63      35.49   31.27
TOTAL:         6,288    $840,000,557    100.00%     7.307%      616       $133,588    83.13%     58.74%  23.17%



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS



GROSS MARGINS


                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
RANGE OF GROSS MARGINS     LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
----------------------     -----      -----------     ----      ------     -----   -----------    ---       ---       --
2.001% to 2.500%               1    $    282,520       0.04%     6.130%    751      $282,520     80.00%     0.00%    0.00%
2.501% to 3.000%               2         503,531       0.07      5.590     652       251,766     82.19    100.00    40.22
3.001% to 3.500%              11       2,295,177       0.33      5.655     636       208,652     79.68     50.62    19.57
3.501% to 4.000%              32       7,297,357       1.04      5.571     623       228,042     81.76     86.45    49.77
4.001% to 4.500%             113      24,674,968       3.51      5.686     624       218,363     80.79     95.18    54.06
4.501% to 5.000%             321      62,021,911       8.82      6.033     622       193,215     79.47     72.48    39.04
5.001% to 5.500%             498      93,109,080      13.24      6.409     624       186,966     80.73     58.33    38.84
5.501% to 6.000%             769     128,958,409      18.34      6.775     628       167,696     81.67     52.07    29.49
6.001% to 6.500%             884     143,134,023      20.35      7.070     616       161,916     81.23     51.75    26.27
6.501% to 7.000%             738     116,055,552      16.50      7.472     605       157,257     82.82     48.13    20.36
7.001% to 7.500%             421      61,514,445       8.75      7.903     594       146,115     86.81     61.70    14.41
7.501% to 8.000%             258      33,067,010       4.70      8.565     582       128,167     86.65     69.67     7.85
8.001% to 8.500%             170      18,330,267       2.61      9.304     575       107,825     85.29     79.12     3.76
8.501% to 9.000%              98       9,543,838       1.36      9.642     578        97,386     84.78     75.67     0.00
9.001% to 9.500%              21       1,682,570       0.24      9.899     576        80,122     85.29     87.45     0.00
9.501% to 10.000%              5         366,656       0.05      9.899     566        73,331     84.99    100.00     0.00
10.001% to 10.500%             1          44,898       0.01     10.500     550        44,898     90.00    100.00     0.00
10.501% to 11.000%             2         202,327       0.03     11.173     521       101,163     76.70     33.52     0.00
11.501% to 12.000%             1         123,325       0.02      6.550     619       123,325     77.99    100.00     0.00
TOTAL:                     4,346    $703,207,863     100.00%     7.079%    613      $161,806     82.24%    58.67%   26.93%


As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 12.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.162% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


MAXIMUM MORTGAGE RATES

                         NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                           OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM        MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
MORTGAGE RATES           LOANS      OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC        IO
--------------           -----      -----------     ----      ------     -----   -----------    ---       ---        --
11.500% or less             28    $  7,361,300      1.05%     5.325%     656       $262,904    78.51%    45.84%    44.57%
11.501% to 12.000%         179      40,428,602       5.75     5.787      646        225,858    78.75     56.27     39.96
12.001% to 12.500%         400      85,024,930      12.09     6.179      633        212,562    79.75     50.04     46.51
12.501% to 13.000%         731     136,869,839      19.46     6.574      624        187,236    80.52     53.11     36.55
13.001% to 13.500%         654     114,942,761      16.35     6.824      610        175,753    82.18     61.25     28.94
13.501% to 14.000%         760     122,826,255      17.47     7.227      608        161,613    83.33     60.77     22.78
14.001% to 14.500%         479      67,284,335       9.57     7.569      604        140,468    84.62     62.07     18.53
14.501% to 15.000%         432      53,334,344       7.58     7.969      598        123,459    84.74     59.69      8.66
15.001% to 15.500%         242      29,399,695       4.18     8.364      586        121,486    85.33     63.23      5.16
15.501% to 16.000%         164      18,790,044       2.67     8.808      581        114,573    85.20     65.83      1.62
16.001% to 16.500%          98       9,770,274       1.39     9.329      583         99,697    86.86     68.63      1.13
16.501% to 17.000%         109      11,213,834       1.59     9.762      575        102,879    84.01     83.00      0.00
17.001% to 17.500%          61       5,447,009       0.77    10.247      568         89,295    79.93     93.97      2.63
17.501% to 18.000%           9         514,642       0.07    10.709      568         57,182    80.00    100.00      0.00
TOTAL:                   4,346    $703,207,863    100.00%     7.079%     613       $161,806    82.24%    58.67%    26.93%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.700% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.559% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                              TOTAL MORTGAGE LOANS


NEXT RATE ADJUSTMENT DATE

                              NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                             MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING    LTV       DOC        IO
-------------------------     -----     -----------     ----     ------     -----    -----------    ---       ---        --
June 2005                         6    $  1,162,513     0.17%     5.849%     624      $193,752      89.62%    36.40%     0.00%
July 2005                        35       5,638,379     0.80      6.439      595       161,097      81.53     90.18      0.00
August 2005                      28       3,786,727     0.54      7.171      606       135,240      86.10     65.74      0.00
September 2005                    1         184,153     0.03      7.100      612       184,153      85.00      0.00      0.00
October 2005                      1          44,704     0.01      7.250      612        44,704      90.00    100.00      0.00
November 2005                     2         421,844     0.06      5.250      633       210,922      74.49     19.96      0.00
February 2006                     1         150,458     0.02      8.625      576       150,458      90.00    100.00      0.00
August 2006                       1         197,538     0.03      7.500      618       197,538      90.00    100.00      0.00
September 2006                    3         534,919     0.08      7.511      596       178,306      88.93     49.81      0.00
October 2006                     38       5,597,495     0.80      7.512      615       147,302      87.54     56.47     14.18
November 2006                   282      45,893,749     6.53      6.957      619       162,744      82.24     51.54     21.89
December 2006                   783     129,514,080    18.42      6.922      617       165,408      82.44     55.36     23.50
January 2007                  1,468     245,605,972    34.93      7.071      615       167,307      81.94     56.92     33.08
February 2007                 1,009     149,021,578    21.19      7.271      607       147,692      81.95     62.64     25.18
March 2007                       38       4,826,105     0.69      7.657      588       127,003      82.84     90.54     19.84
October 2007                      5       1,172,998     0.17      6.296      607       234,600      71.72     30.57     46.46
November 2007                    40       6,198,946     0.88      6.854      604       154,974      80.04     68.40     28.39
December 2007                   263      45,229,165     6.43      7.137      610       171,974      82.68     56.39     23.57
January 2008                    183      31,486,937     4.48      6.998      613       172,060      82.13     70.22     23.78
February 2008                   136      23,086,531     3.28      7.225      618       169,754      84.71     52.71     25.86
March 2008                        2         218,438     0.03      6.313      611       109,219      81.08    100.00      0.00
December 2009                     2         294,940     0.04      6.183      608       147,470      75.01    100.00    100.00
January 2010                     12       1,681,970     0.24      6.446      605       140,164      76.87    100.00     60.90
February 2010                     7       1,257,724     0.18      6.476      611       179,675      84.78    100.00     53.07
TOTAL:                        4,346    $703,207,863   100.00%     7.079%     613      $161,806      82.24%    58.67%    26.93%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                             GROUP 1 MORTGAGE LOANS


Aggregate Outstanding Principal Balance                         $516,157,509
Aggregate Original Principal Balance                            $517,852,949
Number of Mortgage Loans                                           4,623

                                     MINIMUM        MAXIMUM        AVERAGE (1)
                                     -------        -------        -----------
Original Principal Balance          $12,750        $400,000         $112,017
Outstanding Principal Balance        $3,383        $398,703         $111,650

                                    MINIMUM        MAXIMUM        WEIGHTED AVERAGE (2)
                                    -------        -------        --------------------
Original Term (mos)                   120             360                 347
Stated remaining Term (mos)           114             358                 343
Loan Age (mos)(5)                      2               9                   4
Current Interest Rate                4.250%         11.000%             7.374%
Initial Interest Rate Cap (3)        1.000%          5.000%             2.932%
Periodic Rate Cap (3)                1.000%          2.000%             1.098%
Gross Margin (3)                     2.610%         12.000%             6.241%
Maximum Mortgage Rate (3)           11.250%         16.550%             13.651%
Minimum Mortgage Rate (3)            3.250%          9.550%             7.054%
Months to Roll (3)                     1               57                 22
Original Loan-to-Value               13.01%         100.00%             82.79%
Credit Score (4)                      500             806                 608


                                   EARLIEST                    LATEST
                                   --------                    ------
Maturity Date                     11/01/2014                 03/01/2035


LIEN POSITION                       PERCENT OF MORTGAGE POOL
                                    ------------------------
1st Lien                                              93.37%
2nd Lien                                               6.63%

OCCUPANCY                           PERCENT OF MORTGAGE POOL
                                    ------------------------
Primary                                               96.62%
Second Home                                            0.56%
Investment                                             2.82%

LOAN TYPE                           PERCENT OF MORTGAGE POOL
                                    ------------------------
Fixed Rate                                            16.58%
ARM                                                   83.42%

AMORTIZATION TYPE                    PERCENT OF MORTGAGE POOL
                                     ------------------------
Fully Amortizing                                      78.97%
Interest-Only                                         14.87%
Balloon                                                6.16%

Year of Origination                        Percent of Mortgage Pool
-------------------                        ------------------------
2004                                                      74.81%
2005                                                      25.19%

LOAN PURPOSE                               PERCENT OF MORTGAGE POOL
                                           ------------------------
Purchase                                                  35.64%
Refinance - Rate/Term                                      7.71%
Refinance - Cashout                                       56.65%

PROPERTY TYPE                              PERCENT OF MORTGAGE POOL
                                           ------------------------
Single Family                                             76.58%
Planned Unit Development                                  13.73%
Two- to Four-Family                                        3.85%
Condominium                                                4.69%
Townhouse                                                  0.99%
Manufactured Housing                                       0.09%
Rowhouse                                                   0.08%


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                             GROUP 1 MORTGAGE LOANS

MORTGAGE RATES

                          NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                            OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                         MORTGAGE      BALANCE      MORTGAGE    AVERAGE  CREDIT      BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF MORTGAGE RATES   LOANS      OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC      IO
-----------------------   -----      -----------      ----      ------    -----    -----------     ---      ---      --
5.500% or less               66     $  9,397,620       1.82%      5.238%   627      $142,388      78.46%   88.79%  15.82%
5.501% to 6.000%            236       38,699,250       7.50       5.845    625       163,980      78.44    80.64   30.32
6.001% to 6.500%            462       68,517,638      13.27       6.331    619       148,307      79.48    67.72   20.33
6.501% to 7.000%            855      123,340,149      23.90       6.815    612       144,257      80.07    62.88   20.71
7.001% to 7.500%            665       86,826,980      16.82       7.308    600       130,567      82.24    62.77   17.12
7.501% to 8.000%            659       77,667,076      15.05       7.788    595       117,856      83.53    65.76    8.70
8.001% to 8.500%            360       39,674,443       7.69       8.292    589       110,207      85.27    69.21    4.09
8.501% to 9.000%            276       25,937,500       5.03       8.771    581        93,976      85.49    69.58    2.09
9.001% to 9.500%            229       16,380,071       3.17       9.343    599        71,529      89.54    63.74    1.51
9.501% to 10.000%           329       12,139,609       2.35       9.819    646        36,899      97.85    62.39    0.00
10.001% to 10.500%          123        4,674,079       0.91      10.379    663        38,001      99.76    32.28    0.00
10.501% to 11.000%          363       12,903,095       2.50      10.822    652        35,546      99.79    23.19    0.00
TOTAL:                    4,623     $516,157,509     100.00%      7.374%   608      $111,650      82.79%   65.31%  14.87%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.250% per annum to 11.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.374% per annum.


REMAINING MONTHS TO STATED MATURITY

                     NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF               OF        PRINCIPAL   PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
REMAINING MONTHS    MORTGAGE      BALANCE     MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
TO STATED MATURITY   LOANS      OUTSTANDING     POOL       COUPON     SCORE   OUTSTANDING     LTV       DOC       IO
------------------   -----      -----------     ----       ------     -----   -----------     ---       ---       --
109 to 120                2    $    160,214     0.03%      7.474%     595      $ 80,107       39.45%    9.67%   0.00%
169 to 180              976      37,009,994     7.17       9.924      651        37,920       97.58    44.62    0.00
229 to 240               20       1,294,668     0.25       8.411      623        64,733       82.85    60.85    0.00
289 to 300                1          94,815     0.02       8.100      613        94,815       90.78   100.00    0.00
349 to 360            3,624     477,597,817    92.53       7.173      605       131,787       81.65    66.94   16.07
TOTAL:                4,623    $516,157,509   100.00%      7.374%     608      $111,650       82.79%   65.31%  14.87%



As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 343 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
RANGE OF ORIGINAL               OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
MORTGAGE                     MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL      PERCENT
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV        DOC        IO
-----------------------        -----     -----------      ----       ------     -----    -----------     ---        ---        --
$50,000 or less                   863     $28,100,886     5.44%      9.896%      645         $32,562     96.66%     49.87%     0.31%
$50,001 to $100,000             1,472     111,645,913     21.63       7.725      611          75,846      83.45      71.48      4.34
$100,001 to $150,000            1,263     154,978,835     30.03       7.245      610         122,707      82.24      68.32     12.22
$150,001 to $200,000              468      80,594,166     15.61       7.143      601         172,210      80.73      66.84     17.72
$200,001 to $250,000              303      67,254,343     13.03       6.904      600         221,962      81.27      64.31     22.00
$250,001 to $300,000              167      45,740,245      8.86       6.801      601         273,894      80.97      54.98     30.57
$300,001 to $350,000               80      25,249,580      4.89       6.898      606         315,620      82.10      52.75     38.81
$350,001 to $400,000                7       2,593,541      0.50       6.707      618         370,506      78.72      69.76      0.00
TOTAL:                          4,623    $516,157,509   100.00%      7.374%      608        $111,650     82.79%     65.31%    14.87%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,383 to approximately $398,703 and the average outstanding principal balance of the Mortgage Loans was approximately $111,650.

PRODUCT TYPES

                          NUMBER        AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                            OF          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE        BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL    FULL     PERCENT
PRODUCT TYPES              LOANS       OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC        IO
-------------              -----       -----------       ----       ------     -----     -----------      ---        ---        --
Balloon Loans                  857     $31,814,015      6.16%      10.126%      656          $37,123      99.38%    41.73%     0.00%
10 Year Fixed Loans              2         160,214       0.03        7.474      595           80,107       39.45      9.67      0.00
15 Year Fixed Loans            119       5,195,980       1.01        8.689      624           43,664       86.52     62.32      0.00
20 Year Fixed Loans             20       1,294,668       0.25        8.411      623           64,733       82.85     60.85      0.00
25 Year Fixed Loans              1          94,815       0.02        8.100      613           94,815       90.78    100.00      0.00
30 Year Fixed Loans            399      47,033,833       9.11        7.300      613          117,879       79.44     74.61      4.32
Six-Month LIBOR Loans           55       6,651,051       1.29        6.887      597          120,928       84.05     81.77      0.00
1/29 LIBOR Loans                 1         150,458       0.03        8.625      576          150,458       90.00    100.00      0.00
2/28 LIBOR Loans             2,660     350,370,339      67.88        7.159      604          131,718       81.74     66.33     17.59
3/27 LIBOR Loans               490      71,145,001      13.78        7.194      605          145,194       82.37     62.33     16.99
5/25 LIBOR Loans                19       2,247,134       0.44        6.855      613          118,270       83.88    100.00     44.47
TOTAL:                       4,623    $516,157,509    100.00%       7.374%      608         $111,650      82.79%    65.31%    14.87%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED
                             OF       PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                          MORTGAGE     BALANCE         MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL    FULL      PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING         POOL       COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
-----------------           -----    -----------         ----       ------     -----    -----------      ---        ---        --
Fully Amortizing             3,326     $407,609,030       78.97%      7.271%     602       $122,552      81.70%    68.35%      0.00%
Balloon                        857       31,814,015        6.16      10.126      656         37,123      99.38     41.73       0.00
12 Month Interest-Only           2          308,000        0.06       6.078      662        154,000      80.00    100.00     100.00
24 Month Interest-Only         138       19,424,266        3.76       6.840      613        140,756      83.32     81.46     100.00
36 Month Interest-Only          20        3,530,526        0.68       6.818      620        176,526      84.22     72.82     100.00
60 Month Interest-Only         264       49,902,026        9.67       6.754      622        189,023      80.66     49.72     100.00
120 Month Interest-Only         16        3,569,646        0.69       6.847      626        223,103      84.28     48.06     100.00
TOTAL:                       4,623     $516,157,509      100.00%      7.374%     608       $111,650      82.79%    65.31%     14.87%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                     NUMBER        AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                       OF          PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
                    MORTGAGE        BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE      ORIGINAL      FULL       PERCENT
STATE                 LOANS       OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING      LTV         DOC           IO
-----                 -----       -----------        ----       ------     -----     -----------      ---         ---           --
Alabama                    39       $3,154,258       0.61%      7.912%      616          $80,878      84.84%      50.47%       9.70%
Arizona                   206       20,103,314        3.89       7.296      622           97,589       83.82       66.99       28.10
Arkansas                   28        1,908,227        0.37       7.426      635           68,151       86.46       77.87        0.00
California                352       61,904,422       11.99       6.999      603          175,865       78.60       53.06       34.52
Colorado                   56        7,381,155        1.43       7.045      614          131,806       82.63       66.45       38.98
Connecticut                68        8,097,681        1.57       7.256      619          119,084       81.94       48.25        4.02
Delaware                    5          516,679        0.10       7.667      601          103,336       63.00       91.88        0.00
Florida                   234       26,188,747        5.07       7.320      619          111,918       83.03       52.58       12.96
Georgia                    73        8,078,041        1.57       7.682      614          110,658       85.66       58.21       15.23
Idaho                      24        2,289,993        0.44       6.987      617           95,416       82.06       78.17       33.52
Illinois                  414       49,221,913        9.54       7.367      613          118,894       83.41       58.53        9.81
Indiana                   122       12,119,875        2.35       7.493      601           99,343       85.21       82.09        6.61
Iowa                       28        2,753,905        0.53       7.714      592           98,354       85.18       90.18        5.03
Kansas                     60        5,476,487        1.06       7.782      605           91,275       86.78       81.18        6.91
Kentucky                   53        4,496,645        0.87       7.466      600           84,842       83.59       92.78       14.69
Louisiana                  71        6,208,726        1.20       7.825      614           87,447       85.76       57.79        5.33
Maine                       6        1,039,103        0.20       7.559      573          173,184       76.59       22.78        0.00
Maryland                   96       16,288,629        3.16       7.231      588          169,673       81.31       72.66       14.75
Massachusetts              21        3,930,488        0.76       7.014      606          187,166       77.58       60.23       12.58
Michigan                  236       23,313,359        4.52       7.645      601           98,785       83.83       71.72        8.87
Minnesota                 183       24,791,850        4.80       7.348      610          135,475       84.57       57.70       15.97
Mississippi                23        2,043,415        0.40       7.811      605           88,844       85.88       54.04        0.00
Missouri                  231       22,185,343        4.30       7.581      600           96,040       84.71       78.40        5.86
Montana                     3          304,380        0.06       6.467      594          101,460       72.82      100.00        0.00
Nebraska                   11        1,333,942        0.26       7.226      611          121,267       85.53       36.91        0.00
Nevada                    112       15,803,083        3.06       7.132      602          141,099       80.02       74.32       15.63
New Hampshire               9        1,584,903        0.31       6.994      586          176,100       83.88       58.01        0.00
New Jersey                 25        4,834,585        0.94       7.187      585          193,383       75.67       54.75       25.50
New Mexico                 20        1,875,373        0.36       7.574      617           93,769       83.88       94.54        0.00
New York                   33        6,267,507        1.21       6.801      590          189,924       72.91       71.42       15.54
North Carolina             53        5,095,865        0.99       7.676      625           96,148       85.98       61.02       11.37
North Dakota                2          188,220        0.04       7.441      585           94,110       84.70      100.00        0.00
Ohio                      285       27,768,884        5.38       7.205      602           97,435       84.01       78.73       10.12
Oklahoma                   34        3,070,888        0.59       7.507      596           90,320       83.34       92.18        0.00
Oregon                     61        7,106,791        1.38       7.068      625          116,505       83.40       71.05       33.45
Pennsylvania               88       10,212,309        1.98       7.200      597          116,049       82.21       63.66        0.00
Rhode Island               16        2,475,342        0.48       7.165      605          154,709       79.68       97.62        0.00
South Carolina             26        2,505,885        0.49       7.696      606           96,380       84.38       60.47       23.08
South Dakota                2          230,078        0.04       7.899      585          115,039       89.10       49.77        0.00
Tennessee                  80        6,631,611        1.28       7.571      599           82,895       83.38       75.51        8.46
Texas                     710       56,208,606       10.89       7.790      614           79,167       83.97       63.64        3.18
Utah                       38        3,538,348        0.69       7.284      637           93,114       85.17       63.51       13.77
Virginia                  118       14,158,916        2.74       7.390      608          119,991       84.45       70.10       21.85
Washington                150       18,568,392        3.60       7.206      618          123,789       83.27       63.79       29.60
West Virginia               9          985,284        0.19       7.329      610          109,476       79.47       64.16        0.00
Wisconsin                 107       11,636,545        2.25       7.780      611          108,753       84.83       78.20        8.62
Wyoming                     2          279,518        0.05       7.253      590          139,759       58.19      100.00        0.00
TOTAL:                  4,623     $516,157,509     100.00%      7.374%      608         $111,650      82.79%      65.31%      14.87%

No more than approximately 0.38% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                          NUMBER      AGGREGATE                              WEIGHTED     AVERAGE       WEIGHTED
                            OF        PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    PERCENT
RANGE OF ORIGINAL        MORTGAGE      BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING       LTV        DOC       IO
--------------------       -----     -----------        ----       ------     -----     -----------       ---        ---       --
50.00% or less                 48      $5,935,606       1.15%      7.121%      578         $123,658       43.32%    66.57%    12.35%
50.01% to 55.00%               35       6,119,675        1.19       6.728      585          174,848        52.81     69.71     10.86
55.01% to 60.00%               44       6,582,702        1.28       6.682      585          149,607        58.18     70.75     10.12
60.01% to 65.00%               71      11,545,921        2.24       7.070      570          162,619        63.17     62.86      9.29
65.01% to 70.00%               87      11,619,942        2.25       7.054      576          133,563        68.27     60.51     10.56
70.01% to 75.00%              210      31,032,031        6.01       7.048      587          147,772        73.68     57.13     14.87
75.01% to 80.00%            1,748     207,811,251       40.26       6.985      616          118,885        79.73     63.04     18.26
80.01% to 85.00%              470      68,505,871       13.27       7.272      589          145,757        84.32     62.18     17.33
85.01% to 90.00%              582      85,632,042       16.59       7.351      603          147,134        89.40     76.39     14.66
90.01% to 95.00%              264      32,296,006        6.26       7.775      619          122,333        94.63     75.30     14.51
95.01% to 100.00%           1,064      49,076,463        9.51       9.494      646           46,124        99.88     58.81      1.43
TOTAL:                      4,623    $516,157,509     100.00%      7.374%      608         $111,650       82.79%    65.31%    14.87%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.01% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.63% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.77%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.01%.

LOAN PURPOSE

                         NUMBER      AGGREGATE                              WEIGHTED      AVERAGE       WEIGHTED
                           OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE    PERCENT
                        MORTGAGE      BALANCE        MORTGAGE    AVERAGE     CREDIT       BALANCE       ORIGINAL    FULL     PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING        POOL      COUPON      SCORE      OUTSTANDING       LTV        DOC       IO
------------              -----     -----------        ----      ------      -----      -----------       ---        ---       --
Purchase                    2,333   $183,984,023      35.64%     7.758%       626           $78,862       85.30%    61.08%     8.61%
Refinance - Cashout         1,977    292,385,396       56.65      7.157       598           147,893        81.03     66.85     18.24
Refinance - Rate/Term         313     39,788,091        7.71      7.193       602           127,119        84.07     73.51     18.98
TOTAL:                      4,623   $516,157,509     100.00%     7.374%       608          $111,650       82.79%    65.31%    14.87%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

                            NUMBER      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                              OF        PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                           MORTGAGE      BALANCE        MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING        POOL      COUPON     SCORE    OUTSTANDING     LTV         DOC        IO
-------------                -----     -----------        ----      ------     -----    -----------     ---         ---        --
Single Family                  3,575    $395,272,820      76.58%     7.366%     607        $110,566     82.80%     65.85%     14.25%
Planned Unit Development         617      70,865,916       13.73      7.430     612         114,856      83.20      65.53      18.32
Two- to Four-Family              138      19,851,261        3.85      7.314     611         143,850      79.11      58.19       5.42
Condominium                      231      24,194,198        4.69      7.414     617         104,737      83.88      61.40      23.40
Townhouse                         51       5,110,044        0.99      7.275     615         100,197      84.85      61.87      10.19
Manufactured Housing               6         462,034        0.09      7.142     675          77,006      78.72     100.00      32.90
Rowhouse                           5         401,238        0.08      7.570     612          80,248      88.07      90.95       0.00
TOTAL:                         4,623    $516,157,509     100.00%     7.374%     608        $111,650     82.79%     65.31%     14.87%

DOCUMENTATION

                         NUMBER         AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                           OF           PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                        MORTGAGE         BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
DOCUMENTATION             LOANS        OUTSTANDING        POOL       COUPON    SCORE    OUTSTANDING      LTV         DOC       IO
-------------             -----        -----------        ----       ------    -----    -----------      ---         ---       --
Full Documentation          2,978      $337,102,242      65.31%      7.266%      597       $113,198      82.98%    100.00%    13.42%
Stated Documentation        1,605       172,528,893       33.43       7.593      631        107,495       82.40       0.00     17.45
Lite Documentation             40         6,526,375        1.26       7.138      600        163,159       82.85       0.00     21.53
TOTAL:                      4,623      $516,157,509     100.00%      7.374%      608       $111,650      82.79%     65.31%    14.87%

OCCUPANCY

                          NUMBER        AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                            OF          PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE        BALANCE        MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
OCCUPANCY                  LOANS       OUTSTANDING        POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC       IO
---------                  -----       -----------        ----       ------     -----    -----------     ---         ---       --
Primary                     4,477      $498,718,442      96.62%      7.371%      608        $111,396     82.79%     64.78%    15.39%
Investment                    125        14,538,302        2.82       7.485      624         116,306      83.05      84.16      0.00
Second Home                    21         2,900,765        0.56       7.319      618         138,132      79.97      62.46      0.00
TOTAL:                      4,623      $516,157,509     100.00%      7.374%      608        $111,650     82.79%     65.31%    14.87%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

MORTGAGE LOANS AGE SUMMARY

                        NUMBER       AGGREGATE                              WEIGHTED     AVERAGE       WEIGHTED
                          OF         PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE     PERCENT
MORTGAGE LOANS AGE     MORTGAGE       BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
(MONTHS)                 LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING       LTV         DOC       IO
--------                 -----      -----------        ----       ------     -----     -----------       ---         ---       --
2                            33       $3,650,389       0.71%      7.281%       602         $110,618      83.00%     92.86%    13.95%
3                         1,201      137,178,202       26.58       7.421       606          114,220       82.72      67.00     14.79
4                         1,692      193,215,342       37.43       7.352       607          114,193       82.59      69.00     17.27
5                         1,231      135,989,394       26.35       7.344       610          110,471       82.92      59.92     12.31
6                           420       40,880,700        7.92       7.429       616           97,335       83.11      58.38     11.58
7                            42        4,752,528        0.92       7.341       617          113,155       85.50      62.02     23.25
8                             3          293,416        0.06       7.434       623           97,805       84.36       0.00      0.00
9                             1          197,538        0.04       7.500       618          197,538       90.00     100.00      0.00
TOTAL:                    4,623     $516,157,509     100.00%      7.374%       608         $111,650      82.79%     65.31%    14.87%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER      AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                          OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
ORIGINAL PREPAYMENT    MORTGAGE      BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL      PERCENT
PENALTY TERM             LOANS     OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC        IO
------------             -----     -----------       ----        ------      -----     -----------      ---         ---        --
None                      1,033     $88,017,594     17.05%       7.986%       610          $85,206      84.89%     66.97%      8.73%
6 Months                      3         687,901       0.13        8.261       581          229,300       91.65     100.00       0.00
12 Months                   185      21,719,182       4.21        7.528       610          117,401       83.20      60.17       8.01
13 Months                     2         606,865       0.12        7.239       615          303,432       69.60       0.00      49.43
24 Months                 2,208     268,010,581      51.92        7.240       607          121,382       82.19      63.27      18.77
30 Months                     1         152,480       0.03        8.005       603          152,480       95.63       0.00       0.00
36 Months                 1,191     136,962,905      26.54        7.214       610          114,998       82.52      69.23      12.20
TOTAL:                    4,623    $516,157,509    100.00%       7.374%       608         $111,650      82.79%     65.31%     14.87%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT SCORES

                          NUMBER        AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                            OF          PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE        BALANCE       MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
RANGE OF CREDIT SCORES     LOANS       OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING      LTV         DOC       IO
----------------------     -----       -----------       ----      ------      -----    -----------      ---         ---       --
Not Available                    5         $354,568      0.07%     8.506%        0           $70,914      77.70%    67.28%     0.00%
500                              2          315,074       0.06      8.415       500          157,537       84.17    100.00      0.00
501 to 525                      82       11,513,716       2.23      7.959       515          140,411       73.16     76.02      0.00
526 to 550                     282       37,899,842       7.34      7.602       539          134,397       77.56     86.35      6.33
551 to 575                     534       70,937,576      13.74      7.527       564          132,842       80.17     79.14      7.96
576 to 600                     828      100,834,788      19.54      7.280       588          121,781       81.35     79.89     14.80
601 to 625                   1,057      120,581,144      23.36      7.213       613          114,079       83.74     69.03     17.47
626 to 650                     862       93,564,002      18.13      7.313       637          108,543       85.75     49.42     19.17
651 to 675                     530       47,734,527       9.25      7.400       660           90,065       86.38     42.66     17.87
676 to 700                     234       17,751,070       3.44      7.516       686           75,859       84.40     30.83     23.88
701 to 725                     104        7,683,328       1.49      7.504       711           73,878       84.65     20.74     16.91
726 to 750                      67        4,814,364       0.93      7.673       738           71,856       87.17     18.63     11.63
751 to 775                      23        1,364,836       0.26      7.971       762           59,341       88.55     16.54      8.85
776 to 800                      11          717,271       0.14      7.819       784           65,206       86.03     41.98      0.00
801 to 806                       2           91,404       0.02      9.760       804           45,702      100.00     38.93      0.00
TOTAL:                       4,623     $516,157,509    100.00%     7.374%       608         $111,650      82.79%    65.31%    14.87%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 608.

CREDIT GRADE

                 NUMBER      AGGREGATE                                WEIGHTED    AVERAGE       WEIGHTED
                   OF        PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE      PERCENT
                MORTGAGE      BALANCE        MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL      FULL      PERCENT
CREDIT GRADE      LOANS     OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING       LTV          DOC        IO
------------      -----     -----------        ----       ------       -----    -----------       ---          ---        --
A+                   496     $57,784,301      11.20%      7.282%        631        $116,501       86.45%      51.98%     19.56%
A                   1604     178,599,966        34.6       7.231        606         111,347        82.92       73.21      16.58
A-                   513      67,806,360       13.14       7.416        586         132,176        81.13       76.74       8.70
B                    509      66,616,093       12.91       7.478        571         130,876        80.05       81.07      12.47
C                    191      27,398,825        5.31       7.425        542         143,449        76.49       81.15       9.93
C-                   118      16,390,560        3.18       7.867        528         138,903        72.15       79.43          -
SA1                  369      25,631,245        4.97        7.62        711          69,461        86.38       21.23      17.98
SA2                  242      19,522,333        3.78       7.612        670          80,671        85.00       25.84      18.24
SA3                  581      56,407,826       10.93       7.386        650          97,087        87.57       43.50      19.01
TOTAL:             4,623    $516,157,509     100.00%      7.374%        608        $111,650       82.79%      65.31%     14.87%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

GROSS MARGINS

                           NUMBER      AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE     PERCENT
                          MORTGAGE      BALANCE       MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL     PERCENT
RANGE OF GROSS MARGINS      LOANS     OUTSTANDING       POOL        COUPON     SCORE     OUTSTANDING     LTV         DOC       IO
----------------------      -----     -----------       ----        ------     -----     -----------     ---         ---       --
2.001% to 2.500%                 2        $503,531      0.12%       5.590%       652        $251,766     82.19%    100.00%    40.22%
2.501% to 3.000%                 7       1,229,283       0.29        5.504       637         175,612      76.55      59.63     18.81
3.001% to 3.500%                23       3,917,196       0.91        5.501       608         170,313      81.94      93.53     22.14
3.501% to 4.000%                67       9,637,774       2.24        5.777       615         143,847      78.97      94.13     30.47
4.001% to 4.500%               224      31,888,975       7.41        6.118       610         142,361      78.88      85.30     24.64
4.501% to 5.000%               345      49,544,097      11.51        6.473       613         143,606      80.39      71.55     23.57
5.001% to 5.500%               585      78,502,968      18.23        6.846       615         134,193      81.00      64.63     17.83
5.501% to 6.000%               687      91,780,279      21.32        7.120       608         133,596      81.04      59.78     17.29
6.001% to 6.500%               601      81,202,236      18.86        7.514       599         135,112      82.49      56.66     15.60
6.501% to 7.000%               352      45,564,929      10.58        7.904       589         129,446      85.40      65.12     14.21
7.001% to 7.500%               214      24,625,680       5.72        8.543       579         115,073      85.30      72.85      5.58
7.501% to 8.000%                81       8,545,039       1.98        8.915       580         105,494      88.29      64.24      6.39
8.001% to 8.500%                31       2,945,907       0.68        8.864       564          95,029      82.54      90.23      0.00
8.501% to 9.000%                 5         552,767       0.13        9.362       589         110,553      91.88      87.15      0.00
9.001% to 9.500%                 1         123,325       0.03        6.550       619         123,325      77.99     100.00      0.00
TOTAL:                       3,225    $430,563,984    100.00%       7.159%       604        $133,508     81.89%     66.10%    17.35%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.610% per annum to 12.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.241% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                      NUMBER       AGGREGATE                              WEIGHTED     AVERAGE        WEIGHTED
                        OF         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE    PERCENT
RANGE OF MAXIMUM     MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE        ORIGINAL    FULL      PERCENT
MORTGAGE RATES         LOANS      OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING        LTV        DOC        IO
-----------------    --------     -----------    ----------   --------    --------   -----------      --------   -------    -------
11.500% or less             14      $2,253,609       0.52%      5.424%      651         $160,972         76.51%    64.39%     26.81%
11.501% to 12.000%         105      18,402,937       4.27       5.752       631          175,266         78.22     72.18      28.66
12.001% to 12.500%         237      36,993,633       8.59       6.229       621          156,091         78.88     58.64      19.93
12.501% to 13.000%         531      82,819,083      19.24       6.591       613          155,968         79.91     61.46      26.08
13.001% to 13.500%         508      74,737,211      17.36       6.917       602          147,120         81.84     67.30      22.15
13.501% to 14.000%         603      80,910,080      18.79       7.230       601          134,179         82.50     69.00      16.69
14.001% to 14.500%         404      48,218,462      11.20       7.603       600          119,353         83.91     67.24      11.21
14.501% to 15.000%         383      41,463,160       9.63       7.970       593          108,259         83.94     66.03       6.75
15.001% to 15.500%         208      22,002,584       5.11       8.399       586          105,782         84.53     65.52       5.35
15.501% to 16.000%         137      13,652,434       3.17       8.745       579           99,653         84.50     76.88       2.23
16.001% to 16.500%          87       8,144,656       1.89       9.307       583           93,617         86.40     68.43       1.36
16.501% to 17.000%           8         966,136       0.22       9.550       569          120,767         80.60     88.76       0.00
TOTAL:                   3,225    $430,563,984     100.00%      7.159%      604         $133,508         81.89%    66.10%     17.35%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.250% per annum to 16.550% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.651% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                         NUMBER      AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                           OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     PERCENT
NEXT RATE ADJUSTMENT    MORTGAGE      BALANCE        MORTGAGE      AVERAGE     CREDIT     BALANCE      ORIGINAL     FULL     PERCENT
DATE                      LOANS     OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING      LTV         DOC        IO
----                      -----     -----------        ----        ------      -----    -----------      ---         ---        --
June 2005                      4        $613,076       0.14%       5.970%       600         $153,269      84.79%    69.02%     0.00%
July 2005                     26       3,380,003        0.79        6.522       593          130,000       83.59     97.64      0.00
August 2005                   23       2,529,059        0.59        7.645       602          109,959       84.51     62.71      0.00
October 2005                   1          44,704        0.01        7.250       612           44,704       90.00    100.00      0.00
November 2005                  1          84,210        0.02        5.250       589           84,210       80.00    100.00      0.00
February 2006                  1         150,458        0.03        8.625       576          150,458       90.00    100.00      0.00
August 2006                    1         197,538        0.05        7.500       618          197,538       90.00    100.00      0.00
September 2006                 2         268,496        0.06        7.126       619          134,248       82.91      0.00      0.00
October 2006                  28       3,539,476        0.82        7.382       614          126,410       85.78     65.13     15.83
November 2006                209      28,206,891        6.55        7.056       612          134,961       82.10     56.78     12.85
December 2006                586      80,173,763       18.62        6.981       607          136,815       81.50     62.47     15.16
January 2007               1,022     135,392,065       31.45        7.191       602          132,478       81.68     67.99     20.11
February 2007                786      99,741,575       23.17        7.270       601          126,898       81.72     69.34     17.59
March 2007                    26       2,850,537        0.66        7.422       596          109,636       82.98     90.86     17.87
October 2007                   4         776,929        0.18        6.319       610          194,232       80.01     46.15     70.15
November 2007                 32       4,022,599        0.93        6.854       604          125,706       77.63     67.07     27.63
December 2007                201      29,323,157        6.81        7.307       602          145,886       82.20     55.45     13.79
January 2008                 148      21,750,570        5.05        7.064       607          146,963       81.70     75.38     18.68
February 2008                103      15,053,307        3.50        7.313       610          146,149       85.08     55.90     15.45
March 2008                     2         218,438        0.05        6.313       611          109,219       81.08    100.00      0.00
December 2009                  2         294,940        0.07        6.183       608          147,470       75.01    100.00    100.00
January 2010                  11       1,194,470        0.28        6.852       613          108,588       81.72    100.00     44.94
February 2010                  6         757,724        0.18        7.120       615          126,287       90.74    100.00     22.11
TOTAL:                     3,225    $430,563,984     100.00%       7.159%       604         $133,508      81.89%    66.10%    17.35%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance          $323,843,048
Aggregate Original Principal Balance             $324,579,257
Number of Mortgage Loans                             1,665

                                        MINIMUM         MAXIMUM          AVERAGE (1)
                                        -------         -------          -----------
Original Principal Balance             $12,500         $750,000           $194,942
Outstanding Principal Balance          $12,418         $750,000           $194,500

                                        MINIMUM         MAXIMUM     WEIGHTED AVERAGE (2)
                                        -------         -------     --------------------
Original Term (mos)                      180              360               348
Stated remaining Term (mos)              173              358               344
Loan Age (mos)(5)                         2               10                 4
Current Interest Rate                   4.400%          12.400%            7.200%
Initial Interest Rate Cap (3)           1.000%          3.000%             2.886%
Periodic Rate Cap (3)                   1.000%          2.000%             1.079%
Gross Margin (3)                        2.250%          10.780%            6.036%
Maximum Mortgage Rate (3)              10.700%          18.000%           13.413%
Minimum Mortgage Rate (3)               2.250%          11.250%            6.853%
Months to Roll (3)                        1               57                 21
Original Loan-to-Value                  40.98%          100.00%            83.68%
Credit Score (4)                         502              803               627

                                        EARLIEST         LATEST
                                        --------         ------
Maturity Date                          10/01/2019      03/01/2035

LIEN POSITION                      PERCENT OF MORTGAGE POOL
                                   ------------------------
1st Lien                                            3.63%
2nd Lien                                            6.37%

OCCUPANCY                          PERCENT OF MORTGAGE POOL
                                   ------------------------
Primary                                            99.68%
Investment                                          0.32%

LOAN TYPE                          PERCENT OF MORTGAGE POOL
                                   ------------------------
Fixed Rate                                         15.81%
ARM                                                84.19%

AMORTIZATION TYPE                  PERCENT OF MORTGAGE POOL
                                   ------------------------
Fully Amortizing                                   57.48%
Interest-Only                                      36.42%
Balloon                                             6.10%

Year of Origination                PERCENT OF MORTGAGE POOL

2004                                               79.42%
2005                                               20.58%

LOAN PURPOSE                       PERCENT OF MORTGAGE POOL
                                   ------------------------
Purchase                                           69.73%
Refinance - Rate/Term                               3.26%
Refinance - Cashout                                27.01%

PROPERTY TYPE                      PERCENT OF MORTGAGE POOL
                                   ------------------------
Single Family                                      69.09%
Planned Unit Development                           21.10%
Condominium                                         5.65%
Two-to-Four Family                                  3.45%
Townhouse                                           0.57%
Rowhouse                                            0.14%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

MORTGAGE RATES

                          NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                            OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL       FULL     PERCENT
RANGE OF MORTGAGE RATES   LOANS     OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC         IO
-----------------------   -----     -----------       ----       ------     -----    -----------      ---         ---         --
5.500% or less               45      $15,081,962      4.66%       5.294%     645       $335,155     79.91%      73.84%     64.51%
5.501% to 6.000%            129       37,659,345      11.63        5.840     649        291,933      80.32       61.30      53.64
6.001% to 6.500%            253       71,042,857      21.94        6.305     634        280,802      80.77       45.60      53.96
6.501% to 7.000%            293       73,744,531      22.77        6.794     634        251,688      81.31       36.43      43.72
7.001% to 7.500%            144       34,495,407      10.65        7.262     622        239,551      84.45       43.86      30.91
7.501% to 8.000%            132       30,499,504       9.42        7.795     611        231,057      87.29       46.00      16.70
8.001% to 8.500%             57       12,149,703       3.75        8.268     589        213,153      88.45       55.82       9.15
8.501% to 9.000%             32        6,655,277       2.06        8.750     602        207,977      90.59       43.11       6.19
9.001% to 9.500%             42        4,706,673       1.45        9.377     636        112,064      95.66       53.22       0.00
9.501% to 10.000%           176       16,748,111       5.17        9.809     595         95,160      87.77       72.52       0.00
10.001% to 10.500%          102        8,544,956       2.64       10.270     598         83,774      86.34       73.10       1.68
10.501% to 11.000%           95        6,767,306       2.09       10.800     644         71,235      97.29       22.84       0.00
11.001% to 11.500%           76        2,908,906       0.90       11.297     625         38,275      97.92       35.10       0.00
11.501% to 12.000%           85        2,729,456       0.84       11.904     630         32,111      99.32       18.19       0.00
12.001% to 12.500%            4          109,052       0.03       12.284     629         27,263     100.00       76.50       0.00
TOTAL:                    1,665     $323,843,048    100.00%       7.200%     627       $194,500     83.68%      48.27%     36.42%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.400% per annum to 12.400% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.200% per annum.

REMAINING MONTHS TO STATED MATURITY

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
RANGE OF                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    PERCENT
REMAINING MONTHS     MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE      ORIGINAL     FULL     PERCENT
TO STATED MATURITY    LOANS      OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV        DOC         IO
------------------    -----      -----------      ----       ------     -----     -----------      ---        ---         --
173 to 180              359      $21,101,751      6.52%      10.436%     652         $58,779      98.18%     30.11%      0.00%
229 to 240               21        1,321,723       0.41        8.647     595          62,939       82.01      75.60       0.00
349 to 358            1,285      301,419,574      93.08        6.967     626         234,568       82.68      49.43      39.12
TOTAL:                1,665     $323,843,048    100.00%       7.200%     627        $194,500      83.68%     48.27%     36.42%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 344 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                             NUMBER     AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED    AVERAGE  PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE   AVERAGE     CREDIT    BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING     POOL      COUPON      SCORE   OUTSTANDING     LTV       DOC        IO
-----------------------      -----     -----------     ----      ------      -----   -----------     ---       ---        --
$50,000 or less                187      $5,695,202     1.76%     11.123%     623        $30,456     95.43%    39.77%     0.00%
$50,001 to $100,000            343      25,769,716      7.96       9.854     622         75,130      91.01     54.33      0.00
$100,001 to $150,000           105      12,657,498      3.91       9.080     598        120,548      85.37     73.08      2.06
$150,001 to $200,000           336      58,967,227     18.21       7.162     627        175,498      83.08     53.73     21.38
$200,001 to $250,000           209      46,425,505     14.34       6.873     640        222,132      82.47     44.24     41.34
$250,001 to $300,000           132      36,396,261     11.24       6.816     644        275,729      83.08     34.84     41.01
$300,001 to $350,000           112      36,785,744     11.36       6.800     629        328,444      82.97     37.89     48.11
$350,001 to $400,000           123      46,215,327     14.27       6.581     620        375,734      82.25     40.60     45.72
$400,001 to $450,000            49      20,929,333      6.46       6.576     616        427,129      82.21     67.46     67.27
$450,001 to $500,000            52      24,628,044      7.60       6.441     622        473,616      82.57     54.07     52.20
$500,001 to $550,000            10       5,176,554      1.60       6.282     634        517,655      80.46     30.49     40.72
$550,001 to $600,000             5       2,806,636      0.87       6.576     620        561,327      88.13    100.00     59.86
$600,001 to $650,000             1         640,000      0.20       5.750     628        640,000      76.19    100.00    100.00
$700,001 to $750,000             1         750,000      0.23       6.275     620        750,000      79.62    100.00    100.00
TOTAL:                       1,665    $323,843,048   100.00%      7.200%     627       $194,500     83.68%    48.27%    36.42%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,418 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $194,500.

PRODUCT TYPES

                        NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT       BALANCE      ORIGINAL      FULL       PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING       LTV        DOC           IO
-------------           -----     -----------       ----       ------     -----     -----------       ---        ---           --
Balloon Loans             333      $19,755,970       6.10%     10.569%     653         $59,327     99.43%       28.50%        0.00%
15 Year Fixed Loans        26        1,345,782        0.42       8.491     633          51,761      79.83        53.65         0.00
20 Year Fixed Loans        21        1,321,723        0.41       8.647     595          62,939      82.01        75.60         0.00
30 Year Fixed Loans       164       28,775,696        8.89       7.104     614         175,462      81.53        72.89        11.22
Six-Month LIBOR Loans      18        4,587,268        1.42       6.171     613         254,848      83.27        58.60         0.00
2/28 LIBOR Loans          962      230,821,096       71.28       6.986     628         239,939      82.76        45.09        43.05
3/27 LIBOR Loans          139       36,248,014       11.19       6.879     625         260,777      83.29        55.88        39.54
5/25 LIBOR Loans            2          987,500        0.30       5.475     596         493,750      70.45       100.00       100.00
TOTAL:                  1,665     $323,843,048     100.00%      7.200%     627        $194,500     83.68%       48.27%       36.42%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                            NUMBER    AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                              OF      PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                           MORTGAGE    BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING      LTV       DOC        IO
-----------------           -----    -----------       ----        ------       -----    -----------      ---       ---        --
Fully Amortizing             941      $186,158,979    57.48%        7.315%       617       $197,831    83.32%    53.01%      0.00%
Balloon                      333        19,755,970      6.10        10.569       653         59,327     99.43     28.50       0.00
12 Month Interest-Only         1           456,000      0.14         6.850       684        456,000     79.30      0.00     100.00
24 Month Interest-Only        80        23,255,787      7.18         6.399       627        290,697     83.53     70.33     100.00
36 Month Interest-Only         5         1,630,503      0.50         6.957       644        326,101     85.05     73.01     100.00
60 Month Interest-Only       271        82,861,704     25.59         6.429       642        305,763     80.98     36.49     100.00
120 Month Interest-Only       34         9,724,106      3.00         6.675       646        286,003     81.92     43.70     100.00
TOTAL:                     1,665      $323,843,048   100.00%        7.200%       627       $194,500    83.68%    48.27%     36.42%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER      AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                   OF        PRINCIPAL   PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                MORTGAGE      BALANCE     MORTGAGE    AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL     PERCENT
STATE            LOANS      OUTSTANDING     POOL       COUPON       SCORE    OUTSTANDING       LTV        DOC         IO
-----            -----      -----------     ----       ------       -----    -----------       ---        ---         --
Alabama             10         $981,239     0.30%       9.677%      585         $98,124      90.64%     69.02%      0.00%
Arizona             37        6,529,362      2.02        7.180      632         176,469       83.49      23.81      53.91
Arkansas             4          302,777      0.09        7.751      660          75,694       81.17     100.00       0.00
California         440      116,176,275     35.87        6.724      637         264,037       82.83      41.00      62.38
Colorado            23        3,955,216      1.22        7.493      616         171,966       84.75      59.84      29.85
Connecticut         21        3,480,216      1.07        7.339      621         165,725       84.36      29.04       8.76
Delaware             2          622,777      0.19        6.259      661         311,388       80.00      73.09      73.09
Florida             88       13,939,096      4.30        7.293      637         158,399       84.00      34.06      32.75
Georgia             24        3,785,156      1.17        7.607      637         157,715       86.08      50.88      49.74
Idaho                1          340,100      0.11        8.100      658         340,100       95.00       0.00     100.00
Illinois           103       22,281,736      6.88        7.361      634         216,328       86.41      40.20       8.64
Indiana             22        2,272,911      0.70        7.979      637         103,314       85.87      86.89       0.00
Iowa                 8        1,229,847      0.38        8.678      604         153,731       78.87      39.90      36.23
Kansas              12        2,292,950      0.71        7.813      607         191,079       88.95      78.78      24.32
Kentucky            11        1,390,312      0.43        7.896      618         126,392       79.65      59.55      32.69
Louisiana           10          855,422      0.26        8.080      610          85,542       85.03      72.07       0.00
Maine                3          717,211      0.22        6.776      569         239,070       78.41      44.42       0.00
Maryland            38        8,024,136      2.48        7.086      618         211,161       81.58      64.20       5.28
Massachusetts       14        3,660,307      1.13        6.960      646         261,451       85.02      22.20      14.64
Michigan            55        6,941,864      2.14        7.748      610         126,216       81.93      69.55       3.75
Minnesota           40        7,809,268      2.41        7.498      621         195,232       88.14      61.27      35.04
Mississippi          6          326,313      0.10        9.041      635          54,386       88.90      36.49       0.00
Missouri            34        3,869,480      1.19        8.370      627         113,808       85.05      51.10       5.23
Montana              1          171,498      0.05        6.300      653         171,498       85.00     100.00       0.00
Nebraska             4          445,076      0.14        7.758      629         111,269       81.35      11.48      81.78
Nevada              48       11,542,114      3.56        7.013      635         240,461       82.63      47.57      52.80
New Hampshire        2          317,510      0.10        7.528      625         158,755       86.42      82.70       0.00
New Jersey          23        6,370,601      1.97        6.957      626         276,983       83.66      43.60      35.79
New Mexico           2          190,224      0.06        7.299      683          95,112       81.66       0.00       0.00
New York            37        8,802,815      2.72        6.820      619         237,914       81.38      34.95      14.16
North Carolina      20        2,728,019      0.84        7.597      624         136,401       84.14      66.58       8.42
Ohio                76        8,319,749      2.57        7.770      601         109,470       84.23      76.18      13.58
Oklahoma            10        1,454,186      0.45        8.137      569         145,419       79.33      70.62       0.00
Oregon               5          685,400      0.21        7.778      653         137,080       86.35       0.00       0.00
Pennsylvania        23        4,002,388      1.24        7.020      619         174,017       85.78      45.37      19.29
Rhode Island         4          958,214      0.30        7.027      632         239,553       81.06      20.37      20.37
South Carolina      17        1,924,672      0.59        7.818      631         113,216       87.02      12.89      28.88
Tennessee           23        2,581,152      0.80        8.460      593         112,224       83.14      69.76       0.00
Texas              218       32,033,371      9.89        8.058      604         146,942       84.06      69.55       6.91
Utah                 9        2,125,496      0.66        6.945      658         236,166       84.16      28.59      47.58
Virginia            77       16,535,783      5.11        7.157      633         214,750       83.61      47.91      38.60
Washington          44        8,574,396      2.65        6.847      621         194,873       83.64      62.53      37.23
West Virginia        5          574,388      0.18        7.396      626         114,878       83.00      56.80       0.00
Wisconsin           10        1,510,927      0.47        8.335      581         151,093       84.96      80.22       0.00
Wyoming              1          211,098      0.07        5.750      630         211,098       80.00     100.00       0.00
TOTAL:           1,665     $323,843,048   100.00%       7.200%      627        $194,500      83.68%     48.27%     36.42%

No more than approximately 0.50% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER      AGGREGATE                         WEIGHTED     AVERAGE      WEIGHTED
                          OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE    PERCENT
RANGE OF ORIGINAL      MORTGAGE      BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL      FULL       PERCENT
LOAN-TO-VALUE RATIOS    LOANS      OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING       LTV        DOC           IO
--------------------    -----      -----------     ----      ------     -----    -----------       ---        ---           --
50.00% or less              4         $532,964     0.16%      6.538%    568        $133,241      48.57%     54.26%        0.00%
50.01% to 55.00%            4        1,503,758      0.46       6.367    613         375,939       53.39      65.56         0.00
55.01% to 60.00%            7        1,213,462      0.37       6.794    580         173,352       56.95      27.84         0.00
60.01% to 65.00%           17        4,684,384      1.45       6.262    603         275,552       63.90      63.53        61.62
65.01% to 70.00%           20        5,249,880      1.62       7.152    561         262,494       68.41      41.34        15.79
70.01% to 75.00%           45       10,947,657      3.38       6.648    596         243,281       74.09      50.25        30.03
75.01% to 80.00%          796      173,774,643     53.66       6.824    639         218,310       79.86      44.47        45.70
80.01% to 85.00%          109       29,640,187      9.15       6.936    604         271,928       84.24      48.09        34.95
85.01% to 90.00%          157       41,239,853     12.73       7.115    611         262,674       89.66      57.89        38.72
90.01% to 95.00%          101       23,002,844      7.10       7.773    618         227,751       94.70      53.34        20.01
95.01% to 100.00%         405       32,053,417      9.90       9.575    644          79,144       99.96      51.19         1.82
TOTAL:                  1,665     $323,843,048   100.00%      7.200%    627        $194,500      83.68%     48.27%       36.42%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.98% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.37% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.55%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.87%.

LOAN PURPOSE

                        NUMBER    AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                          OF      PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE   PERCENT
                       MORTGAGE    BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING       LTV       DOC         IO
------------            -----    -----------       ----      ------     -----    -----------       ---       ---         --
Purchase                1,255    $225,817,902     69.73%      7.320%     638        $179,935     84.12%    42.62%     35.62%
Refinance - Cashout       364      87,473,915      27.01       6.912     603         240,313      82.59     61.10      38.89
Refinance - Rate/Term      46      10,551,231       3.26       7.007     608         229,375      83.41     62.91      32.94
TOTAL:                  1,665    $323,843,048    100.00%      7.200%     627        $194,500     83.68%    48.27%     36.42%


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

PROPERTY TYPE

                           NUMBER       AGGREGATE                            WEIGHTED    AVERAGE        WEIGHTED
                             OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL       AVERAGE    PERCENT
                          MORTGAGE       BALANCE      MORTGAGE    AVERAGE    CREDIT       BALANCE       ORIGINAL    FULL    PERCENT
PROPERTY TYPE              LOANS       OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING       LTV       DOC        IO
-------------              -----       -----------      ----       ------     -----     -----------       ---       ---        --
Single Family               1,182     $223,752,302      69.09%      7.197%    625         $189,300       83.52%    48.64%    36.99%
Planned Unit Development      330       68,346,003       21.10       7.306    627          207,109        83.94     51.95     36.95
Two- to Four-Family            51       11,157,871        3.45       7.143    645          218,782        85.10     27.64      5.29
Condominium                    88       18,299,617        5.65       6.872    647          207,950        83.54     41.10     47.42
Townhouse                      10        1,836,677        0.57       7.136    630          183,668        85.46     50.96     35.24
Rowhouse                        4          450,578        0.14       7.327    602          112,645        90.69    100.00      0.00
TOTAL:                      1,665     $323,843,048     100.00%      7.200%    627         $194,500       83.68%    48.27%    36.42%

DOCUMENTATION

                         NUMBER     AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                           OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                        MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL        FULL     PERCENT
DOCUMENTATION            LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC         IO
-------------            -----     -----------       ----       ------      -----    -----------      ---          ---         --
Full Documentation         815     $156,333,473      48.27%      7.173%      604       $191,820    84.01%      100.00%      33.28%
Stated Documentation       826      160,315,961       49.50       7.236      651        194,087     83.31         0.00       39.42
Lite Documentation          24        7,193,615        2.22       6.978      599        299,734     84.72         0.00       37.56
TOTAL:                   1,665     $323,843,048     100.00%      7.200%      627       $194,500    83.68%       48.27%      36.42%

OCCUPANCY

               NUMBER    AGGREGATE                           WEIGHTED      AVERAGE      WEIGHTED
                 OF      PRINCIPAL     PERCENT OF  WEIGHTED  AVERAGE      PRINCIPAL      AVERAGE      PERCENT
              MORTGAGE    BALANCE       MORTGAGE   AVERAGE   CREDIT        BALANCE      ORIGINAL        FULL        PERCENT
OCCUPANCY      LOANS    OUTSTANDING       POOL      COUPON    SCORE      OUTSTANDING       LTV          DOC            IO
---------      -----    -----------       ----      ------    -----      -----------       ---          ---            --
Primary       1,657     $322,793,558      99.68%     7.201%    627         $194,806      83.70%       48.24%        36.53%
Investment        8        1,049,490        0.32      6.655    621          131,186       77.02        57.64          0.00
TOTAL:        1,665     $323,843,048     100.00%     7.200%    627         $194,500      83.68%       48.27%        36.42%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

MORTGAGE LOANS AGE SUMMARY

                      NUMBER     AGGREGATE                              WEIGHTED      AVERAGE     WEIGHTED
                        OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
MORTGAGE LOANS AGE   MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL       FULL      PERCENT
(MONTHS)              LOANS     OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC          IO
--------              -----     -----------       ----       ------      -----     -----------      ---         ---          --
2                       14        $2,226,873      0.69%       8.012%      579        $159,062     82.76%      82.94%      20.12%
3                      358        67,498,695      20.84        7.367      621         188,544      83.48       50.71       35.75
4                      719       147,030,977      45.40        7.151      630         204,494      83.17       47.52       41.22
5                      411        79,367,436      24.51        7.120      630         193,108      84.66       47.21       31.75
6                      144        24,624,892       7.60        7.120      628         171,006      83.87       47.63       29.70
7                       17         2,778,115       0.86        7.932      616         163,419      86.67       33.32        8.41
8                        1           266,423       0.08        7.900      573         266,423      94.99      100.00        0.00
10                       1            49,637       0.02        7.750      585          49,637      40.98        0.00        0.00
TOTAL:               1,665      $323,843,048    100.00%       7.200%      627        $194,500     83.68%      48.27%      36.42%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER         AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED
                        OF           PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE     PERCENT
ORIGINAL PREPAYMENT  MORTGAGE         BALANCE      MORTGAGE     AVERAGE    CREDIT       BALANCE      ORIGINAL      FULL     PERCENT
PENALTY TERM          LOANS         OUTSTANDING      POOL       COUPON     SCORE      OUTSTANDING      LTV         DOC         IO
------------          -----         -----------      ----       ------     -----      -----------      ---         ---         --
None                   299        $44,924,445        13.87%     8.034%      631         $150,249      86.78%     39.83%      13.61%
12 Months               65         15,115,256          4.67      7.224      631          232,542       83.23      38.46       39.20
24 Months              843        182,314,176         56.30      7.092      630          216,268       83.32      43.37       44.82
30 Months                1            186,493          0.06      8.400      502          186,493       80.00     100.00        0.00
36 Months              280         58,004,445         17.91      6.947      623          207,159       83.30      65.97       36.49
48 Months                2            121,320          0.04      7.810      575           60,660       81.68     100.00        0.00
60 Months              175         23,176,913          7.16      7.033      610          132,440       81.81      64.62       12.99
TOTAL:               1,665       $323,843,048       100.00%     7.200%      627         $194,500      83.68%     48.27%      36.42%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 29 months.

CREDIT SCORES

                          NUMBER       AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                            OF         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                         MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL      FULL   PERCENT
RANGE OF CREDIT SCORES    LOANS       OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV         DOC       IO
----------------------    -----       -----------       ----       ------      -----     -----------      ---         ---       --
Not Available                 4         $398,206         0.12%      9.461%      0           $99,552      77.06%    100.00%     0.00%
501 to 525                   12        1,962,693          0.61       8.369     512          163,558       76.98      76.15      0.00
526 to 550                   63       13,273,480          4.10       7.540     541          210,690       76.70      76.13     14.26
551 to 575                  228       38,133,016         11.78       8.100     565          167,250       81.86      76.69     15.45
576 to 600                  180       39,550,525         12.21       7.333     588          219,725       83.69      73.99     30.32
601 to 625                  350       64,693,504         19.98       7.180     613          184,839       84.50      61.82     41.23
626 to 650                  358       71,972,421         22.22       6.977     639          201,040       86.24      40.77     40.07
651 to 675                  240       47,682,895         14.72       6.953     661          198,679       84.23      21.22     45.34
676 to 700                  116       23,620,435          7.29       6.784     686          203,624       81.51      17.63     46.26
701 to 725                   48        9,105,247          2.81       6.775     712          189,693       82.16      14.41     57.37
726 to 750                   34        7,214,847          2.23       6.692     735          212,201       81.91       5.92     36.42
751 to 775                   21        3,679,440          1.14       6.999     761          175,211       82.22      12.80     19.22
776 to 800                   10        2,333,379          0.72       7.191     794          233,338       83.27       0.00     65.42
801 to 825                    1          222,960          0.07       6.575     803          222,960       80.00       0.00      0.00
TOTAL:                    1,665     $323,843,048       100.00%      7.200%     627         $194,500      83.68%     48.27%    36.42%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 627.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

CREDIT GRADE

                NUMBER         AGGREGATE                            WEIGHTED     AVERAGE       WEIGHTED
                  OF           PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL      AVERAGE     PERCENT
               MORTGAGE         BALANCE      MORTGAGE      AVERAGE   CREDIT      BALANCE       ORIGINAL      FULL      PERCENT
CREDIT GRADE    LOANS         OUTSTANDING      POOL        COUPON    SCORE     OUTSTANDING       LTV         DOC          IO
------------    -----         -----------      ----        ------    -----     -----------       ---         ---          --
A+                213        $42,142,421       13.01%      7.009%     631        $197,852     87.80%        51.14%       43.67%
A                 450         85,525,295        26.41       7.209     608         190,056      84.50         65.63        35.73
A-                233         40,549,798        12.52       7.927     583         174,033      82.24         73.61        24.81
B                 121         25,993,283         8.03       7.458     571         214,821      79.12         62.70        16.82
C                  31          6,574,080         2.03       7.159     544         212,067      76.04         90.58        17.50
C-                 30          4,536,277          1.4       8.143     542         151,209      77.73         72.32         8.82
SA1               186         36,591,132         11.3       6.805     717         196,727      81.98         12.25        43.85
SA2               144         26,874,273          8.3       7.015     671         186,627      82.39         13.99        47.67
SA3               257         55,056,490           17       6.953     650         214,228      85.66         27.30        43.83
TOTAL:          1,665       $323,843,048      100.00%      7.200%     627        $194,500     83.68%        48.27%       36.42%

GROSS MARGINS

                          NUMBER        AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
                            OF          PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE        BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL    PERCENT
RANGE OF GROSS MARGINS    LOANS        OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
----------------------    -----        -----------       ----        ------     -----    -----------      ---        ---        --
2.001% to 2.500%             1          $282,520          0.10%     6.130%      751        $282,520      80.00%     0.00%      0.00%
3.001% to 3.500%             4         1,065,894           0.39      5.829      635         266,473       83.28     40.22      20.45
3.501% to 4.000%             9         3,380,161           1.24      5.652      641         375,573       81.54     78.24      81.78
4.001% to 4.500%            46        15,037,194           5.52      5.627      629         326,896       81.95     95.85      69.17
4.501% to 5.000%            97        30,132,936          11.05      5.943      634         310,649       80.09     58.92      54.27
5.001% to 5.500%           153        43,564,983          15.98      6.336      635         284,738       81.11     43.29      56.20
5.501% to 6.000%           184        50,455,441          18.51      6.664      647         274,214       82.72     32.53      47.62
6.001% to 6.500%           197        51,353,744          18.84      6.982      629         260,679       81.56     37.42      42.33
6.501% to 7.000%           137        34,853,316          12.78      7.373      619         254,404       83.58     28.28      31.44
7.001% to 7.500%            69        15,949,516           5.85      7.901      611         231,152       90.83     51.92      14.98
7.501% to 8.000%            44         8,441,330           3.10      8.629      592         191,848       90.59     60.38      14.47
8.001% to 8.500%            89         9,785,228           3.59      9.644      570         109,946       82.67     92.11       1.46
8.501% to 9.000%            67         6,597,932           2.42      9.990      585          98,477       85.77     69.16       0.00
9.001% to 9.500%            16         1,129,803           0.41     10.161      569          70,613       82.06     87.59       0.00
9.501% to 10.000%            5           366,656           0.13      9.899      566          73,331       84.99    100.00       0.00
10.001% to 10.500%           1            44,898           0.02     10.500      550          44,898       90.00    100.00       0.00
10.501% to 11.000%           2           202,327           0.07     11.173      521         101,163       76.70     33.52       0.00
TOTAL:                   1,121      $272,643,878        100.00%     6.952%      627        $243,215      82.80%    46.95%     42.07%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.780% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.036% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                      NUMBER       AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                        OF         PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
RANGE OF MAXIMUM     MORTGAGE       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL     PERCENT
MORTGAGE RATES        LOANS       OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC         IO
--------------        -----       -----------       ----       ------     -----    -----------      ---         ---         --
11.500% or less          14       $5,107,692         1.87%     5.281%     659        $364,835       79.40%    37.65%      52.41%
11.501% to 12.000%       74       22,025,665          8.08      5.817     659         297,644        79.20     42.98       49.40
12.001% to 12.500%      163       48,031,298         17.62      6.142     642         294,671        80.42     43.41       66.98
12.501% to 13.000%      200       54,050,756         19.82      6.549     640         270,254        81.45     40.31       52.59
13.001% to 13.500%      146       40,205,549         14.75      6.651     625         275,380        82.81     50.02       41.55
13.501% to 14.000%      157       41,916,175         15.37      7.222     620         266,982        84.94     44.88       34.53
14.001% to 14.500%       75       19,065,873          6.99      7.482     613         254,212        86.42     48.98       37.03
14.501% to 15.000%       49       11,871,184          4.35      7.965     615         242,269        87.53     37.52       15.36
15.001% to 15.500%       34        7,397,111          2.71      8.261     585         217,562        87.71     56.42        4.60
15.501% to 16.000%       27        5,137,609          1.88      8.974     586         190,282        87.05     36.47        0.00
16.001% to 16.500%       11        1,625,618          0.60      9.438     586         147,783        89.17     69.68        0.00
16.501% to 17.000%      101       10,247,698          3.76      9.782     576         101,462        84.33     82.46        0.00
17.001% to 17.500%       61        5,447,009          2.00     10.247     568          89,295        79.93     93.97        2.63
17.501% to 18.000%        9          514,642          0.19     10.709     568          57,182        80.00    100.00        0.00
TOTAL:                1,121     $272,643,878       100.00%     6.952%     627        $243,215       82.80%    46.95%      42.07%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.700% per annum to 18.000% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.413% per annum.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                             GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                             NUMBER       AGGREGATE                         WEIGHTED    AVERAGE      WEIGHTED
                               OF         PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE     PERCENT
                            MORTGAGE       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL      PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING      LTV         DOC         IO
-------------------------     -----      -----------     ----      ------    -----    -----------      ---         ---         --
June 2005                        2         $549,437      0.20%     5.715%      650      $274,719     95.00%      0.00%        0.00%
July 2005                        9        2,258,376       0.83      6.316      598       250,931      78.44      79.02         0.00
August 2005                      5        1,257,668       0.46      6.220      616       251,534      89.30      71.83         0.00
September 2005                   1          184,153       0.07      7.100      612       184,153      85.00       0.00         0.00
November 2005                    1          337,634       0.12      5.250      644       337,634      73.12       0.00         0.00
September 2006                   1          266,423       0.10      7.900      573       266,423      94.99     100.00         0.00
October 2006                    10        2,058,018       0.75      7.736      617       205,802      90.58      41.58        11.35
November 2006                   73       17,686,858       6.49      6.800      630       242,286      82.47      43.18        36.31
December 2006                  197       49,340,317      18.10      6.826      632       250,458      83.97      43.82        37.05
January 2007                   446      110,213,908      40.42      6.924      631       247,116      82.26      43.31        49.01
February 2007                  223       49,280,003      18.07      7.274      618       220,987      82.40      49.08        40.56
March 2007                      12        1,975,569       0.72      7.997      576       164,631      82.65      90.09        22.68
October 2007                     1          396,068       0.15      6.250      601       396,068      55.46       0.00         0.00
November 2007                    8        2,176,347       0.80      6.854      605       272,043      84.48      70.86        29.79
December 2007                   62       15,906,008       5.83      6.824      624       256,549      83.57      58.12        41.59
January 2008                    35        9,736,367       3.57      6.851      627       278,182      83.10      58.70        35.19
February 2008                   33        8,033,224       2.95      7.061      632       243,431      84.03      46.73        45.37
January 2010                     1          487,500       0.18      5.450      588       487,500      65.00     100.00       100.00
February 2010                    1          500,000       0.18      5.500      604       500,000      75.76     100.00       100.00
TOTAL:                       1,121     $272,643,878    100.00%     6.952%      627      $243,215     82.80%     46.95%       42.07%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                                  MORTGAGE POOL

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                                               ORIGINAL
                                                               ORIGINAL     REMAINING    ORIGINAL  REMAINING   MONTHS TO
                                NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION     IO        IO      PREPAYMENT
    CURRENT       MORTGAGE   MORTGAGE     TERM      TERM         TERM          TERM        TERM      TERM       PENALTY
  BALANCE ($)      RATE(%)    RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   EXPIRATION
  -----------      -------    -------   --------  --------     --------      --------    --------  --------   ----------
   179,689.06       7.947      7.447      180        176         360           356          0          0           0
   480,886.21       7.059      6.559      180        176         360           356          0          0          36
   144,717.99       7.150      6.650      120        114         120           114          0          0          36
   479,529.56       8.017      7.517      180        176         180           176          0          0           0
   106,521.17       7.375      6.875      180        175         180           175          0          0          24
  2,093,531.00      7.345      6.845      180        176         180           176          0          0          36
   246,638.67       8.564      8.064      240        235         240           235          0          0           0
   61,029.91        8.990      8.490      240        235         240           235          0          0          24
   610,901.69       7.093      6.593      240        235         240           235          0          0          36
   94,815.24        8.100      7.600      300        295         300           295          0          0          36
  6,079,042.21      7.442      6.942      360        356         360           356          0          0           0
  1,791,523.41      7.574      7.074      360        355         360           355          0          0          12
  2,097,919.10      7.336      6.836      360        356         360           356          0          0          24
 34,873,712.33      7.286      6.786      360        356         360           356          0          0          36
   30,781.88        9.610      9.110      180        175         240           235          0          0           0
 12,990,870.63     10.003      9.503      180        175         360           355          0          0           0
  1,272,163.17     10.344      9.844      180        176         360           356          0          0          12
 12,093,655.63     10.406      9.906      180        176         360           356          0          0          24
  4,765,967.98     10.086      9.586      180        176         360           356          0          0          36
   15,496.24       10.500     10.000      120        116         120           116          0          0          36
  2,209,251.17      9.985      9.485      180        176         180           176          0          0           0
   30,083.45        8.500      8.000      180        174         180           174          0          0          12
   176,873.88      10.446      9.946      180        176         180           176          0          0          24
   100,189.29       9.740      9.240      180        175         180           175          0          0          36
   297,475.27      10.234      9.734      240        236         240           236          0          0           0
   41,800.66       10.900     10.400      240        236         240           236          0          0          24
   36,822.00       10.738     10.238      240        236         240           236          0          0          36
   105,128.33       9.898      9.398      360        354         360           354          0          0           0
   56,901.90       10.190      9.690      360        356         360           356          0          0          24
   421,956.25       6.601      6.101      360        356         240           240         120        116         36
   250,000.00       6.550      6.050      360        357         300           300          60        57           0
  1,357,649.49      6.646      6.146      360        356         300           300          60        56          36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------





                                                         ORIG   REM     ORIG    REM          INITIAL
                              NET    ORIGINAL  REMAINING AMORT  AMORT    IO     IO    GROSS   RATE
    CURRENT      MORTGAGE   MORTGAGE  TERM       TERM    TERM   TERM    TERM   TERM   MARGIN CHANGE  PERIODIC  MAXIMUM  MINIMUM
  BALANCE ($)    RATE(%)    RATE(%)  (MOS)      (MOS)    (MOS)  (MOS)   (MOS)  (MOS)   (%)   CAP(%)  CAP(%)    RATE(%)  RATE(%)
  -----------    -------    -------  -----      -----    -----  ------  -----  -----   ---   ------  ------    -------  -------
     150,458.11   8.625      8.125    360        357      360   357       0      0    6.950  2.000   1.000     15.625    8.525
     815,266.61   7.046      6.546    360        355      360   355       0      0    6.761  2.000   2.000     13.046    7.046
   2,268,115.35   6.848      6.348    360        355      360   355       0      0    6.431  2.000   2.000     12.848    6.848
     234,439.19   8.015      7.515    360        354      360   354       0      0    7.991  2.000   2.000     14.015    8.015
  45,955,287.21   7.607      7.107    360        356      360   356       0      0    6.455  2.982   1.058     14.125    7.365
  13,536,754.39   7.356      6.856    360        356      360   356       0      0    6.549  3.000   1.009     13.705    7.274
     306,864.59   6.250      5.750    360        356      360   356       0      0    5.250  3.000   1.500     13.250    6.250
 191,003,072.79   7.160      6.660    360        356      360   356       0      0    6.223  2.977   1.092     13.687    7.048
  34,095,785.42   7.100      6.600    360        356      360   356       0      0    5.964  3.000   1.237     13.957    7.036
     537,442.70   8.159      7.659    360        357      360   357       0      0    7.126  2.423   1.000     14.735    7.582
     326,862.11   6.469      5.969    360        355      360   355       0      0    8.370  2.000   2.000     12.469    6.469
   1,005,419.26   6.751      6.251    360        356      360   356       0      0    6.501  2.000   2.000     12.751    6.751
  10,443,088.27   7.732      7.232    360        356      360   356       0      0    6.749  2.981   1.080     13.975    7.480
   2,778,942.59   7.585      7.085    360        355      360   355       0      0    6.698  3.000   1.000     13.669    7.404
   5,899,589.24   7.242      6.742    360        356      360   356       0      0    6.154  3.000   1.022     13.386    7.211
     152,480.34   8.005      7.505    360        355      360   355       0      0    7.765  3.000   1.000     14.005    8.005
  38,450,326.71   7.191      6.691    360        356      360   356       0      0    6.411  2.993   1.093     13.439    7.060
      80,058.80   8.900      8.400    360        356      360   356       0      0    7.590  3.000   1.000     15.900    8.900
   1,167,820.50   7.190      6.690    360        357      360   357       0      0    5.655  3.000   1.000     14.190    7.190
     170,823.49   8.885      8.385    360        357      360   357       0      0    8.665  1.000   1.000     15.885    8.722
     488,930.53   5.968      5.468    360        356      360   356       0      0    5.970  1.000   1.000     12.968    5.968
   3,904,737.80   7.032      6.532    360        356      360   356       0      0    6.999  1.092   1.000     13.929    7.011
   2,086,559.47   6.666      6.166    360        356      360   356       0      0    6.569  1.108   1.000     13.558    6.642
     308,000.00   6.078      5.578    360        355      348   348      12      7    5.390  1.968   1.500     13.078    6.078
     504,700.00   7.826      7.326    360        356      240   240      120    116   6.581  2.000   1.000     14.826    7.826
   2,359,489.78   6.769      6.269    360        356      240   240      120    116   5.776  2.000   1.000     13.769    6.769
     283,500.00   6.125      5.625    360        356      240   240      120    116   5.125  2.000   1.000     13.125    6.125
   3,275,935.42   6.799      6.299    360        356      336   336      24     20    5.313  2.958   1.014     13.799    6.799
   1,027,165.80   7.078      6.578    360        356      336   336      24     20    5.557  3.000   1.000     14.078    7.078
  13,059,352.97   6.752      6.252    360        356      336   336      24     20    5.298  2.860   1.051     13.660    6.752
   1,136,164.69   7.021      6.521    360        356      336   336      24     20    5.514  2.657   1.114     14.021    7.021
     925,647.55   7.746      7.246    360        355      336   336      24     19    6.738  3.000   1.000     13.807    7.746
     449,400.00   6.610      6.110    360        356      324   324      36     32    4.980  3.000   1.000     13.610    6.610
     380,300.00   6.960      6.460    360        356      324   324      36     32    5.945  3.000   1.000     13.684    6.960
   2,700,825.83   6.833      6.333    360        356      324   324      36     32    5.665  2.847   1.051     13.443    6.832
   2,581,605.19   7.212      6.712    360        356      300   300      60     56    6.935  2.957   1.000     13.212    7.212
     713,559.99   6.967      6.467    360        355      300   300      60     55    6.443  3.000   1.000     12.967    6.967
     300,000.00   8.250      7.750    360        356      300   300      60     56    7.250  3.000   1.000     15.250    8.250
  33,754,471.28   6.817      6.317    360        356      300   300      60     56    6.389  2.993   1.041     12.930    6.818
   2,147,465.88   6.158      5.658    360        355      300   300      60     55    5.217  3.000   1.427     13.086    6.158
     695,319.40   7.267      6.767    360        356      300   300      60     56    6.005  3.000   1.497     13.267    6.452
     369,649.99   6.466      5.966    360        355      300   300      60     55    5.466  3.000   1.149     12.764    6.466
   6,733,050.21   6.421      5.921    360        355      300   300      60     55    5.844  3.000   1.089     12.747    6.421
     999,255.00   6.299      5.799    360        356      300   300      60     56    5.009  3.660   1.000     12.969    6.299

                             NUMBER
                                OF
                              MONTHS                   ORIGINAL
                   RATE      UNTIL NEXT                MONTHS TO
                  CHANGE       RATE                     PREPAY
    CURRENT      FREQUENCY   ADJUSTMENT                PENALTY
  BALANCE ($)     (MOS)        DATE        INDEX       EXPIRATION
  -----------     -----        ----        -----       ----------
     150,458.11     6           9      6 Month LIBOR      6
     815,266.61     12          19      1 Year LIBOR      0
   2,268,115.35     12          19      1 Year LIBOR      24
     234,439.19     12          18      1 Year LIBOR      36
  45,955,287.21     6           20     6 Month LIBOR      0
  13,536,754.39     6           20     6 Month LIBOR      12
     306,864.59     6           20     6 Month LIBOR      13
 191,003,072.79     6           20     6 Month LIBOR      24
  34,095,785.42     6           20     6 Month LIBOR      36
     537,442.70     6           21     6 Month LIBOR      6
     326,862.11     12          31      1 Year LIBOR      0
   1,005,419.26     12          32      1 Year LIBOR      36
  10,443,088.27     6           32     6 Month LIBOR      0
   2,778,942.59     6           31     6 Month LIBOR      12
   5,899,589.24     6           32     6 Month LIBOR      24
     152,480.34     6           31     6 Month LIBOR      30
  38,450,326.71     6           32     6 Month LIBOR      36
      80,058.80     6           56     6 Month LIBOR      12
   1,167,820.50     6           57     6 Month LIBOR      36
     170,823.49     6           3      6 Month LIBOR      0
     488,930.53     6           2      6 Month LIBOR      12
   3,904,737.80     6           2      6 Month LIBOR      24
   2,086,559.47     6           2      6 Month LIBOR      36
     308,000.00     6           19     6 Month LIBOR      24
     504,700.00     6           20     6 Month LIBOR      0
   2,359,489.78     6           20     6 Month LIBOR      24
     283,500.00     6           32     6 Month LIBOR      36
   3,275,935.42     6           20     6 Month LIBOR      0
   1,027,165.80     6           20     6 Month LIBOR      12
  13,059,352.97     6           20     6 Month LIBOR      24
   1,136,164.69     6           20     6 Month LIBOR      36
     925,647.55     6           31     6 Month LIBOR      36
     449,400.00     6           20     6 Month LIBOR      24
     380,300.00     6           32     6 Month LIBOR      0
   2,700,825.83     6           32     6 Month LIBOR      36
   2,581,605.19     6           20     6 Month LIBOR      0
     713,559.99     6           19     6 Month LIBOR      12
     300,000.00     6           20     6 Month LIBOR      13
  33,754,471.28     6           20     6 Month LIBOR      24
   2,147,465.88     6           19     6 Month LIBOR      36
     695,319.40     6           32     6 Month LIBOR      0
     369,649.99     6           31     6 Month LIBOR      24
   6,733,050.21     6           31     6 Month LIBOR      36
     999,255.00     6           56     6 Month LIBOR      36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                        GROUP 2 FIXED RATE MORTGAGE LOANS
--------------------------------------------------------------------------------


                                                                                                                  ORIGINAL
                                                                  ORIGINAL     REMAINING    ORIGINAL  REMAINING   MONTHS TO
                                   NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION     IO        IO      PREPAYMENT
    CURRENT          MORTGAGE   MORTGAGE     TERM      TERM         TERM          TERM        TERM      TERM       PENALTY
  BALANCE ($)         RATE(%)    RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   EXPIRATION
  -----------         -------    -------   --------  --------     --------      --------    --------  --------   ----------
      101,487.92      10.900     10.400      180        177         360           357          0          0          36
       83,449.41       9.850      9.350      180        175         180           175          0          0           0
       39,404.45       9.700      9.200      180        174         180           174          0          0          36
      881,535.56       7.213      6.713      180        176         180           176          0          0          60
       69,516.16       9.750      9.250      240        235         240           235          0          0           0
      791,884.61       7.186      6.686      240        236         240           236          0          0          60
    1,172,799.34       8.926      8.426      360        356         360           356          0          0           0
      651,292.24       9.134      8.634      360        356         360           356          0          0          12
   11,329,157.51       7.179      6.679      360        356         360           356          0          0          36
      102,592.21       7.250      6.750      360        355         360           355          0          0          48
   12,118,377.17       6.825      6.325      360        356         360           356          0          0          60
    6,769,443.33      10.549     10.049      180        175         360           355          0          0           0
      553,151.04      11.041     10.541      180        176         360           356          0          0          12
    8,724,923.80      10.528     10.028      180        176         360           356          0          0          24
    2,407,495.13      10.617     10.117      180        176         360           356          0          0          36
       18,728.27      10.880     10.380      180        177         360           357          0          0          48
    1,180,740.32      10.633     10.133      180        176         360           356          0          0          60
      186,807.14      11.990     11.490      180        175         180           175          0          0           0
       96,850.31      10.380      9.880      180        176         180           176          0          0          24
       44,245.83      11.337     10.837      180        176         180           176          0          0          36
       13,488.91       8.750      8.250      180        177         180           177          0          0          60
       55,838.86      11.769     11.269      240        234         240           234          0          0           0
      228,273.65      10.785     10.285      240        236         240           236          0          0          24
      110,744.05      11.512     11.012      240        235         240           235          0          0          36
       65,465.31      10.174      9.674      240        234         240           234          0          0          60
      103,861.32      11.075     10.575      360        356         360           356          0          0           0
       69,924.25      10.990     10.490      360        357         360           357          0          0          36
      428,798.85       6.875      6.375      360        356         240           240         120        116         36
      252,000.00       6.100      5.600      360        356         300           300          60        56          24
    1,442,850.00       6.300      5.800      360        355         300           300          60        55          36
    1,104,042.91       7.001      6.501      360        356         300           300          60        56          60


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------
                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
--------------------------------------------------------------------------------





                                                         ORIG   REM     ORIG    REM          INITIAL
                            NET     ORIGINAL  REMAINING  AMORT  AMORT    IO     IO    GROSS   RATE
    CURRENT      MORTGAGE MORTGAGE    TERM       TERM    TERM   TERM    TERM   TERM   MARGIN CHANGE  PERIODIC  MAXIMUM  MINIMUM
  BALANCE ($)    RATE(%)  RATE(%)    (MOS)      (MOS)    (MOS)  (MOS)   (MOS)  (MOS)   (%)   CAP(%)  CAP(%)    RATE(%)  RATE(%)
  -----------    -------  -------    -----      -----    -----  -----  ------  -----   ---   ------  ------    -------  -------
     994,113.35   7.222    6.722      360        355      360   355       0      0    7.028  2.000   2.000     13.222    7.222
     161,672.09   6.600    6.100      360        355      360   355       0      0    6.350  2.000   2.000     12.600    6.600
  25,831,794.12   7.528    7.028      360        356      360   356       0      0    6.424  2.976   1.042     14.013    7.159
   7,296,038.64   7.239    6.739      360        356      360   356       0      0    6.401  2.969   1.000     13.596    7.070
  86,303,985.83   7.339    6.839      360        356      360   356       0      0    6.308  2.949   1.098     13.926    7.235
   7,018,824.52   7.701    7.201      360        356      360   356       0      0    6.544  3.000   1.132     14.482    7.568
   3,835,450.28   6.937    6.437      360        356      360   356       0      0    6.687  3.000   1.000     12.937    6.937
   3,111,620.79   8.215    7.715      360        356      360   356       0      0    7.103  3.000   1.031     14.449    8.075
     518,369.00   7.177    6.677      360        356      360   356       0      0    6.146  3.000   1.000     13.177    7.177
   3,660,869.73   7.638    7.138      360        356      360   356       0      0    6.382  3.000   1.077     13.665    7.265
     186,493.16   8.400    7.900      360        354      360   354       0      0    8.160  3.000   1.000     14.400    8.400
  14,226,099.18   6.864    6.364      360        355      360   355       0      0    6.161  3.000   1.115     13.118    6.640
     210,872.01   7.138    6.638      360        357      360   357       0      0    6.888  3.000   1.000     13.138    7.138
     430,585.10   7.329    6.829      360        356      360   356       0      0    7.448  1.000   1.000     14.329    7.448
     171,497.80   6.300    5.800      360        356      360   356       0      0    6.170  1.000   1.000     13.300    6.300
   1,424,632.45   6.224    5.724      360        357      360   357       0      0    6.199  1.000   1.000     13.224    6.195
   1,491,160.42   5.542    5.042      360        355      360   355       0      0    5.534  1.521   1.000     12.021    5.542
   1,069,392.68   6.489    5.989      360        357      360   357       0      0    6.239  2.000   1.000     12.489    6.489
     456,000.00   6.850    6.350      360        355      348   348      12      7    5.850  1.500   1.500     13.850    6.850
     530,500.00   7.053    6.553      360        356      240   240      120    116   6.053  2.000   1.000     14.053    7.053
     405,000.00   6.525    6.025      360        356      240   240      120    116   5.525  2.000   1.000     13.525    6.525
   8,359,806.93   6.648    6.148      360        356      240   240      120    116   5.660  2.000   1.000     13.648    6.648
   1,594,877.61   7.039    6.539      360        357      336   336      24     21    5.410  3.000   1.000     13.936    7.039
   1,410,907.12   6.711    6.211      360        356      336   336      24     20    5.457  3.000   1.000     13.414    6.711
  17,009,632.23   6.273    5.773      360        356      336   336      24     20    4.867  2.695   1.107     13.198    6.252
   1,952,469.72   6.294    5.794      360        356      336   336      24     20    4.750  3.000   1.000     13.294    6.294
   1,287,900.00   7.094    6.594      360        355      336   336      24     19    5.880  2.809   1.064     13.221    6.588
     316,352.80   7.630    7.130      360        355      324   324      36     31    7.120  3.000   1.000     13.630    7.630
   1,314,150.00   6.795    6.295      360        356      324   324      36     32    5.582  2.746   1.252     13.562    6.459
   3,130,735.78   7.160    6.660      360        356      300   300      60     56    6.706  2.734   1.000     13.426    7.160
   4,108,999.99   6.670    6.170      360        356      300   300      60     56    6.129  3.000   1.000     12.670    6.670
  55,635,528.59   6.460    5.960      360        356      300   300      60     56    5.802  3.000   1.052     12.628    6.460
   2,879,095.62   5.812    5.312      360        356      300   300      60     56    4.812  2.904   1.243     12.812    5.812
   1,905,663.20   6.368    5.868      360        356      300   300      60     56    6.118  3.000   1.000     12.368    6.368
     542,150.00   6.221    5.721      360        357      300   300      60     57    5.221  3.000   2.000     12.221    6.221
  10,873,137.58   6.212    5.712      360        356      300   300      60     56    5.467  2.968   1.123     12.410    6.212
     987,500.00   5.475    4.975      360        357      300   300      60     57    4.003  3.000   1.000     12.475    5.475

                              NUMBER
                                OF
                              MONTHS                   ORIGINAL
                     RATE    UNTIL NEXT                MONTHS TO
                    CHANGE     RATE                     PREPAY
    CURRENT        FREQUENCY ADJUSTMENT                PENALTY
  BALANCE ($)       (MOS)      DATE        INDEX       EXPIRATION
  -----------       -----      ----        -----       ----------
     994,113.35       12        19      1 Year LIBOR      0
     161,672.09       12        19      1 Year LIBOR      24
  25,831,794.12       6         20     6 Month LIBOR      0
   7,296,038.64       6         20     6 Month LIBOR      12
  86,303,985.83       6         20     6 Month LIBOR      24
   7,018,824.52       6         20     6 Month LIBOR      36
   3,835,450.28       6         20     6 Month LIBOR      60
   3,111,620.79       6         32     6 Month LIBOR      0
     518,369.00       6         32     6 Month LIBOR      12
   3,660,869.73       6         32     6 Month LIBOR      24
     186,493.16       6         30     6 Month LIBOR      30
  14,226,099.18       6         31     6 Month LIBOR      36
     210,872.01       6         33     6 Month LIBOR      60
     430,585.10       6         2      6 Month LIBOR      0
     171,497.80       6         2      6 Month LIBOR      12
   1,424,632.45       6         3      6 Month LIBOR      24
   1,491,160.42       6         3      6 Month LIBOR      36
   1,069,392.68       6         3      6 Month LIBOR      60
     456,000.00       6         19     6 Month LIBOR      24
     530,500.00       6         20     6 Month LIBOR      0
     405,000.00       6         20     6 Month LIBOR      12
   8,359,806.93       6         20     6 Month LIBOR      24
   1,594,877.61       6         21     6 Month LIBOR      0
   1,410,907.12       6         20     6 Month LIBOR      12
  17,009,632.23       6         20     6 Month LIBOR      24
   1,952,469.72       6         20     6 Month LIBOR      36
   1,287,900.00       6         31     6 Month LIBOR      36
     316,352.80       6         31     6 Month LIBOR      0
   1,314,150.00       6         32     6 Month LIBOR      36
   3,130,735.78       6         20     6 Month LIBOR      0
   4,108,999.99       6         20     6 Month LIBOR      12
  55,635,528.59       6         20     6 Month LIBOR      24
   2,879,095.62       6         20     6 Month LIBOR      36
   1,905,663.20       6         20     6 Month LIBOR      60
     542,150.00       6         33     6 Month LIBOR      0
  10,873,137.58       6         32     6 Month LIBOR      36
     987,500.00       6         57     6 Month LIBOR      36


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES


PERIOD         BEGINNING         ENDING       NOTIONAL BALANCE      1ML STRIKE           1ML STRIKE
                ACCRUAL          ACCRUAL             ($)          LOWER COLLAR (%)     UPPER COLLAR (%)
------         ---------         -------      ----------------    ----------------     ----------------
    1           5/19/05          6/25/05         410,861,000           5.353               9.780
    2           6/25/05          7/25/05         403,927,950           6.654               9.780
    3           7/25/05          8/25/05         396,997,740           6.446               9.780
    4           8/25/05          9/25/05         388,958,756           6.447               9.780
    5           9/25/05          10/25/05        379,827,230           6.669               9.780
    6          10/25/05          11/25/05        369,636,146           6.448               9.780
    7          11/25/05          12/25/05        358,448,455           6.671               9.780
    8          12/25/05          1/25/06         346,442,004           6.450               9.780
    9           1/25/06          2/25/06         333,702,622           6.464               9.780
   10           2/25/06          3/25/06         321,322,418           7.183               9.780
   11           3/25/06          4/25/06         309,295,568           6.469               9.780
   12           4/25/06          5/25/06         297,611,837           6.694               9.780
   13           5/25/06          6/25/06         286,261,329           6.473               9.780
   14           6/25/06          7/25/06         275,234,435           6.698               9.780
   15           7/25/06          8/25/06         264,521,825           6.489               9.780
   16           8/25/06          9/25/06         254,114,951           6.491               9.780
   17           9/25/06          10/25/06        244,004,496           6.717               9.780
   18          10/25/06          11/25/06        234,177,872           6.495               9.780
   19          11/25/06          12/25/06        224,331,594           6.723               9.780
   20          12/25/06          1/25/07         207,896,679           6.533               9.780
   21           1/25/07          2/25/07         192,314,602           8.388               9.780
   22           2/25/07          3/25/07         177,626,546           9.306               9.780
   23           3/25/07          4/25/07         163,728,106           8.377               9.780
   24           4/25/07          5/25/07         150,747,139           8.654               9.780
   25           5/25/07          6/25/07         142,450,971           8.365               9.780
   26           6/25/07          7/25/07         134,453,149           8.655               9.780
   27           7/25/07          8/25/07         126,722,734           9.027               9.780
   28           8/25/07          9/25/07         119,263,844           9.023               9.780
   29           9/25/07          10/25/07        112,053,463           9.325               9.780
   30          10/25/07          11/25/07        105,083,060           9.011               9.780
   31          11/25/07          12/25/07        98,344,433            9.314               9.780
   32          12/25/07          1/25/08         91,829,675            9.074               9.780



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

PERIOD         BEGINNING         ENDING       NOTIONAL BALANCE      1ML STRIKE           1ML STRIKE
                ACCRUAL          ACCRUAL             ($)          LOWER COLLAR (%)     UPPER COLLAR (%)
------         ---------         -------      ----------------    ----------------     ----------------
    1           5/19/05          6/25/05         257,779,000           5.252               9.320
    2           6/25/05          7/25/05         253,488,836           6.520               9.320
    3           7/25/05          8/25/05         249,188,396           6.306               9.320
    4           8/25/05          9/25/05         244,188,826           6.324               9.320
    5           9/25/05          10/25/05        238,501,700           6.541               9.320
    6          10/25/05          11/25/05        232,146,195           6.325               9.320
    7          11/25/05          12/25/05        225,159,278           6.543               9.320
    8          12/25/05          1/25/06         217,649,960           6.327               9.320
    9           1/25/06          2/25/06         209,692,382           6.331               9.320
   10           2/25/06          3/25/06         201,946,244           7.044               9.320
   11           3/25/06          4/25/06         194,420,932           6.347               9.320
   12           4/25/06          5/25/06         187,109,622           6.567               9.320
   13           5/25/06          6/25/06         180,006,158           6.352               9.320
   14           6/25/06          7/25/06         173,104,565           6.572               9.320
   15           7/25/06          8/25/06         166,399,038           6.358               9.320
   16           8/25/06          9/25/06         159,883,988           6.372               9.320
   17           9/25/06          10/25/06        153,554,226           6.592               9.320
   18          10/25/06          11/25/06        147,400,880           6.376               9.320
   19          11/25/06          12/25/06        141,101,793           6.597               9.320
   20          12/25/06          1/25/07         130,827,387           6.395               9.320
   21           1/25/07          2/25/07         121,006,177           8.312               9.320
   22           2/25/07          3/25/07         111,733,391           9.244               9.320
   23           3/25/07          4/25/07         102,959,766           8.327               9.320
   24           4/25/07          5/25/07         94,841,750            8.602               9.320
   25           5/25/07          6/25/07         89,575,715            8.316               9.320
   26           6/25/07          7/25/07         84,546,258            8.599               9.320
   27           7/25/07          8/25/07         79,685,087            8.992               9.320
   28           8/25/07          9/25/07         74,992,879            9.002               9.320
   29           9/25/07          10/25/07        70,457,363            9.303               9.320
   30          10/25/07          11/25/07        66,072,961            8.992               9.320
   31          11/25/07          12/25/07        61,834,504            9.294               9.320
   32          12/25/07          1/25/08         57,737,026            9.115               9.320


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

PERIOD         BEGINNING         ENDING       NOTIONAL BALANCE      1ML STRIKE           1ML STRIKE
                ACCRUAL          ACCRUAL             ($)          LOWER COLLAR (%)     UPPER COLLAR (%)
------         ---------         -------      ----------------    ----------------     ----------------
    1           5/19/05          6/25/05         171,360,000           4.719               8.700
    2           6/25/05          7/25/05         171,360,000           6.007               8.700
    3           7/25/05          8/25/05         171,360,000           5.796               8.700
    4           8/25/05          9/25/05         171,360,000           5.804               8.700
    5           9/25/05          10/25/05        171,360,000           6.024               8.700
    6          10/25/05          11/25/05        171,360,000           5.805               8.700
    7          11/25/05          12/25/05        171,360,000           6.026               8.700
    8          12/25/05          1/25/06         171,360,000           5.807               8.700
    9           1/25/06          2/25/06         171,360,000           5.818               8.700
   10           2/25/06          3/25/06         171,360,000           6.534               8.700
   11           3/25/06          4/25/06         171,360,000           5.827               8.700
   12           4/25/06          5/25/06         171,360,000           6.050               8.700
   13           5/25/06          6/25/06         171,360,000           5.831               8.700
   14           6/25/06          7/25/06         171,360,000           6.054               8.700
   15           7/25/06          8/25/06         171,360,000           5.843               8.700
   16           8/25/06          9/25/06         171,360,000           5.850               8.700
   17           9/25/06          10/25/06        171,360,000           6.074               8.700
   18          10/25/06          11/25/06        171,360,000           5.854               8.700
   19          11/25/06          12/25/06        171,360,000           6.079               8.700
   20          12/25/06          1/25/07         171,360,000           5.884               8.700
   21           1/25/07          2/25/07         171,360,000           7.763               8.700
   22           2/25/07          3/25/07         171,360,000           8.687               8.700
   23           3/25/07          4/25/07         171,360,000           7.762               8.700
   24           4/25/07          5/25/07         171,360,000           8.039               8.700
   25           5/25/07          6/25/07         171,360,000           7.751               8.700
   26           6/25/07          7/25/07         171,360,000           8.038               8.700
   27           7/25/07          8/25/07         171,360,000           8.418               8.700
   28           8/25/07          9/25/07         171,360,000           8.420               8.700
   29           9/25/07          10/25/07        171,360,000           8.700               8.700
   30          10/25/07          11/25/07        171,360,000           8.408               8.700
   31          11/25/07          12/25/07        171,360,000           8.700               8.700
   32          12/25/07          1/25/08         171,360,000           8.494               8.700


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                       CLASS A-1 AVAILABLE FUNDS CAP TABLE


                                     AVAIL. FUNDS CAP           AVAIL. FUNDS
PERIOD         PAYMENT DATE              (%) (1)(2)            CAP (%) (1)(3)
-------        -------------        -------------------        ---------------
  1              6/25/05                   5.573                 5.573
  2              7/25/05                   6.874                 10.000
  3              8/25/05                   6.666                 10.000
  4              9/25/05                   6.667                 10.000
  5             10/25/05                   6.889                 10.000
  6             11/25/05                   6.668                 10.000
  7             12/25/05                   6.891                 10.000
  8              1/25/06                   6.670                 10.000
  9              2/25/06                   6.684                 10.000
  10             3/25/06                   7.403                 10.000
  11             4/25/06                   6.689                 10.000
  12             5/25/06                   6.914                 10.000
  13             6/25/06                   6.693                 10.000
  14             7/25/06                   6.918                 10.000
  15             8/25/06                   6.709                 10.000
  16             9/25/06                   6.711                 10.000
  17            10/25/06                   6.937                 10.000
  18            11/25/06                   6.715                 10.000
  19            12/25/06                   6.942                 10.000
  20             1/25/07                   6.750                 10.000
  21             2/25/07                   8.277                 10.000
  22             3/25/07                   9.162                 10.000
  23             4/25/07                   8.271                 10.000
  24             5/25/07                   8.541                 10.000
  25             6/25/07                   8.263                 10.000
  26             7/25/07                   8.537                 10.000
  27             8/25/07                   8.262                 10.000
  28             9/25/07                   8.260                 10.000
  29             10/25/07                  8.533                 10.000
  30             11/25/07                  8.256                 10.000
  31             12/25/07                  8.530                 10.000
  32             1/25/08                   8.310                 10.000
  33             2/25/08                   8.563                 10.233
  34             3/25/08                   9.149                 10.929
  35             4/25/08                   8.556                 10.214
  36             5/25/08                   8.837                 10.543
  37             6/25/08                   8.548                 10.192
  38             7/25/08                   8.830                 10.547
  39             8/25/08                   8.541                 10.928
  40             9/25/08                   8.538                 10.916
  41             10/25/08                  8.818                 11.265
  42             11/25/08                  8.530                 10.887
  43             12/25/08                  8.811                 11.236
  44             1/25/09                   8.524                 10.888
  45             2/25/09                   8.522                 11.138
  46             3/25/09                   9.431                 12.315
  47             4/25/09                   8.514                 11.107
  48             5/25/09                   8.794                 11.460
  49             6/25/09                   8.506                 11.074
  50             7/25/09                   8.786                 11.445
  51             8/25/09                   8.498                 11.159
  52             9/25/09                   8.494                 11.142
  53            10/25/09                   8.773                 11.495
  54            11/25/09                   8.486                 11.107
  55            12/25/09                   8.765                 11.459
  56             1/25/10                   8.479                 11.074
  57             2/25/10                   8.478                 11.069
  58             3/25/10                   9.386                 12.241
  59             4/25/10                   8.473                 11.038
  60             5/25/10                   8.751                 11.388
  61             6/25/10                   8.465                 11.002
  62             7/25/10                   8.742                 11.350
  63             8/25/10                   8.456                 10.967
  64             9/25/10                   8.452                 10.950
  65            10/25/10                   8.729                 11.296
  66            11/25/10                   8.443                 10.913
  67            12/25/10                   8.720                 11.257
  68             1/25/11                   8.434                 10.875
  69             2/25/11                   8.430                 10.858
  70             3/25/11                   9.328                 12.002
  71             4/25/11                   8.421                 10.821
  72             5/25/11                   8.697                 11.162
  73             6/25/11                   8.412                 10.783
  74             7/25/11                   8.688                 11.122


(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 1 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.09000%, 3.41188% and 3.66000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR are 3.09000%, 3.41188% and 3.66000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

                                     AVAIL. FUNDS CAP           AVAIL. FUNDS
PERIOD         PAYMENT DATE              (%) (1)(2)            CAP (%) (1)(3)
-------        -------------        -------------------        ---------------
  1                6/25/05                   5.432                    5.432
  2                7/25/05                   6.700                    9.500
  3                8/25/05                   6.486                    9.500
  4                9/25/05                   6.504                    9.500
  5                10/25/05                  6.721                    9.500
  6                11/25/05                  6.505                    9.500
  7                12/25/05                  6.723                    9.500
  8                1/25/06                   6.507                    9.500
  9                2/25/06                   6.511                    9.500
  10               3/25/06                   7.224                    9.500
  11               4/25/06                   6.527                    9.500
  12               5/25/06                   6.747                    9.500
  13               6/25/06                   6.532                    9.500
  14               7/25/06                   6.752                    9.500
  15               8/25/06                   6.538                    9.500
  16               9/25/06                   6.548                    9.500
  17               10/25/06                  6.769                    9.500
  18               11/25/06                  6.553                    9.500
  19               12/25/06                  6.774                    9.500
  20               1/25/07                   6.572                    9.500
  21               2/25/07                   8.186                    9.500
  22               3/25/07                   9.070                    9.500
  23               4/25/07                   8.189                    9.500
  24               5/25/07                   8.457                    9.500
  25               6/25/07                   8.183                    9.500
  26               7/25/07                   8.455                    9.500
  27               8/25/07                   8.197                    9.500
  28               9/25/07                   8.195                    9.500
  29              10/25/07                   8.467                    9.500
  30              11/25/07                   8.192                    9.500
  31              12/25/07                   8.465                    9.500
  32               1/25/08                   8.306                    9.500
  33               2/25/08                   8.436                   10.110
  34               3/25/08                   9.020                   10.817
  35               4/25/08                   8.436                   10.110
  36               5/25/08                   8.714                   10.437
  37               6/25/08                   8.430                   10.092
  38               7/25/08                   8.709                   10.466
  39               8/25/08                   8.425                   10.824
  40               9/25/08                   8.422                   10.823
  41              10/25/08                   8.700                   11.170
  42              11/25/08                   8.417                   10.797
  43              12/25/08                   8.694                   11.143
  44               1/25/09                   8.411                   10.821
  45               2/25/09                   8.408                   11.060
  46               3/25/09                   9.306                   12.235
  47               4/25/09                   8.402                   11.036
  48               5/25/09                   8.679                   11.388
  49               6/25/09                   8.396                   11.006
  50               7/25/09                   8.673                   11.398
  51               8/25/09                   8.390                   11.087
  52               9/25/09                   8.387                   11.071
  53              10/25/09                   8.664                   11.423
  54              11/25/09                   8.381                   11.039
  55              12/25/09                   8.657                   11.390
  56               1/25/10                   8.375                   11.006
  57               2/25/10                   8.372                   10.992
  58               3/25/10                   9.271                   12.159
  59               4/25/10                   8.371                   10.966
  60               5/25/10                   8.647                   11.314
  61               6/25/10                   8.365                   10.932
  62               7/25/10                   8.640                   11.279
  63               8/25/10                   8.358                   10.898
  64               9/25/10                   8.355                   10.883
  65              10/25/10                   8.630                   11.228
  66              11/25/10                   8.349                   10.848
  67              12/25/10                   8.624                   11.192
  68               1/25/11                   8.342                   10.813
  69               2/25/11                   8.339                   10.796
  70               3/25/11                   9.229                   11.935
  71               4/25/11                   8.333                   10.762
  72               5/25/11                   8.607                   11.103
  73               6/25/11                   8.326                   10.727
  74               7/25/11                   8.600                   11.066


(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group 2 Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.09000%, 3.41188% and 3.66000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR are 3.09000%, 3.41188% and 3.66000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------


                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

                                     AVAIL. FUNDS CAP           AVAIL. FUNDS
PERIOD         PAYMENT DATE              (%) (1)(2)            CAP (%) (1)(3)
-------        -------------        -------------------        ---------------
   1             6/25/05                    5.519                     5.519
   2             7/25/05                    6.807                     9.500
   3             8/25/05                    6.596                     9.500
   4             9/25/05                    6.604                     9.500
   5             10/25/05                   6.824                     9.500
   6             11/25/05                   6.605                     9.500
   7             12/25/05                   6.826                     9.500
   8             1/25/06                    6.607                     9.500
   9             2/25/06                    6.618                     9.500
  10             3/25/06                    7.334                     9.500
  11             4/25/06                    6.627                     9.500
  12             5/25/06                    6.850                     9.500
  13             6/25/06                    6.631                     9.500
  14             7/25/06                    6.854                     9.500
  15             8/25/06                    6.643                     9.500
  16             9/25/06                    6.648                     9.500
  17             10/25/06                   6.872                     9.500
  18             11/25/06                   6.652                     9.500
  19             12/25/06                   6.877                     9.500
  20             1/25/07                    6.682                     9.500
  21             2/25/07                    8.242                     9.500
  22             3/25/07                    9.127                     9.500
  23             4/25/07                    8.239                     9.500
  24             5/25/07                    8.508                     9.500
  25             6/25/07                    8.232                     9.500
  26             7/25/07                    8.506                     9.500
  27             8/25/07                    8.237                     9.500
  28             9/25/07                    8.235                     9.500
  29             10/25/07                   8.508                     9.521
  30             11/25/07                   8.231                     9.500
  31             12/25/07                   8.505                     9.511
  32             1/25/08                    8.308                     9.500
  33             2/25/08                    8.514                     10.186
  34             3/25/08                    9.100                     10.886
  35             4/25/08                    8.509                     10.174
  36             5/25/08                    8.790                     10.502
  37             6/25/08                    8.503                     10.154
  38             7/25/08                    8.783                     10.516
  39             8/25/08                    8.496                     10.888
  40             9/25/08                    8.493                     10.880
  41             10/25/08                   8.773                     11.228
  42             11/25/08                   8.486                     10.852
  43             12/25/08                   8.766                     11.200
  44             1/25/09                    8.480                     10.862
  45             2/25/09                    8.478                     11.108
  46             3/25/09                    9.383                     12.284
  47             4/25/09                    8.471                     11.080
  48             5/25/09                    8.750                     11.432
  49             6/25/09                    8.464                     11.048
  50             7/25/09                    8.742                     11.427
  51             8/25/09                    8.457                     11.131
  52             9/25/09                    8.453                     11.115
  53             10/25/09                   8.731                     11.468
  54             11/25/09                   8.446                     11.081
  55             12/25/09                   8.724                     11.432
  56             1/25/10                    8.439                     11.048
  57             2/25/10                    8.437                     11.039
  58             3/25/10                    9.342                     12.210
  59             4/25/10                    8.434                     11.011
  60             5/25/10                    8.711                     11.359
  61             6/25/10                    8.426                     10.975
  62             7/25/10                    8.703                     11.322
  63             8/25/10                    8.419                     10.940
  64             9/25/10                    8.415                     10.924
  65             10/25/10                   8.691                     11.270
  66             11/25/10                   8.407                     10.888
  67             12/25/10                   8.683                     11.232
  68             1/25/11                    8.399                     10.851
  69             2/25/11                    8.395                     10.834
  70             3/25/11                    9.290                     11.976
  71             4/25/11                    8.387                     10.799
  72             5/25/11                    8.663                     11.139
  73             6/25/11                    8.379                     10.761
  74             7/25/11                    8.654                     11.100


(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.
(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR remain constant at 3.09000%, 3.41188% and 3.66000%, respectively.
(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year LIBOR are 3.09000%, 3.41188% and 3.66000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

---------------------------------------------------------------------------------------------------------------
                            0%                 80%               100%               150%              200%
                       PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
---------------------------------------------------------------------------------------------------------------
                        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
===============================================================================================================
CLASS A-1A
         100.00000%         22                 22                 22                 22                22

          WAL (YRS)        17.95              2.58               1.96               1.15               0.9
   PRINCIPAL WINDOW    Jun05 - Dec33      Jun05 - Apr13      Jun05 - Jul11     Jun05 - Oct07      Jun05 - Feb07
---------------------------------------------------------------------------------------------------------------
CLASS A-2A
         100.00000%          9                  9                  9                 9                  9

          WAL (YRS)        13.61              1.18                 1                0.72              0.57
   PRINCIPAL WINDOW    Jun05 - Oct26      Jun05 - Aug07      Jun05 - Mar07     Jun05 - Sep06      Jun05 - May06
---------------------------------------------------------------------------------------------------------------
CLASS A-2B
         100.00000%         20                 20                 20                 20                20

          WAL (YRS)        25.36              4.23                 3                1.72              1.35
   PRINCIPAL WINDOW    Oct26 - Dec33      Aug07 - Apr13      Mar07 - Jul11     Sep06 - Jun07      May06 - Jan07
---------------------------------------------------------------------------------------------------------------
CLASS A-2C
         100.00000%         30                 30                 30                 30                30

          WAL (YRS)        28.6               7.93               6.18               2.27              1.69
   PRINCIPAL WINDOW    Dec33 - Dec33      Apr13 - Apr13      Jul11 - Jul11     Jun07 - Oct07      Jan07 - Feb07
---------------------------------------------------------------------------------------------------------------
CLASS M-1
         100.00000%         40                 40                 40                 40                40

          WAL (YRS)        26.29              5.33               4.83               2.59              1.79
   PRINCIPAL WINDOW    Jul27 - Dec33      Oct08 - Apr13      May09 - Jul11     Oct07 - Feb08      Feb07 - Mar07
---------------------------------------------------------------------------------------------------------------
 CLASS M-2
         100.00000%         42                 42                 42                 42                42

          WAL (YRS)        26.29              5.29               4.59               3.09              1.89
   PRINCIPAL WINDOW    Jul27 - Dec33      Sep08 - Apr13      Jan09 - Jul11     Feb08 - Feb09      Mar07 - Apr07
---------------------------------------------------------------------------------------------------------------
 CLASS M-3
         100.00000%         65                 65                 65                 65                65

          WAL (YRS)        26.29              5.26               4.44               3.77              2.18
   PRINCIPAL WINDOW    Jul27 - Dec33      Jul08 - Apr13      Sep08 - Jul11     Feb09 - Feb09      Apr07 - Sep07
---------------------------------------------------------------------------------------------------------------
 CLASS M-4
         100.00000%         70                 70                 70                 70                70

          WAL (YRS)        26.29              5.25               4.36               3.77              2.35
   PRINCIPAL WINDOW    Jul27 - Dec33      Jul08 - Apr13      Aug08 - Jul11     Feb09 - Feb09      Sep07 - Sep07
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

---------------------------------------------------------------------------------------------------------------
                            0%                 80%               100%               150%              200%
                       PRICING SPEED      PRICING SPEED      PRICING SPEED     PRICING SPEED      PRICING SPEED
                          TO CALL            TO CALL            TO CALL           TO CALL            TO CALL
---------------------------------------------------------------------------------------------------------------
                        DISC MARGIN        DISC MARGIN        DISC MARGIN       DISC MARGIN        DISC MARGIN
===============================================================================================================
 CLASS B-1
         100.00000%         125                125                125               125                125

          WAL (YRS)        26.29              5.25               4.33               3.72              2.35
   PRINCIPAL WINDOW    Jul27 - Dec33      Jun08 - Apr13      Aug08 - Jul11     Dec08 - Feb09      Sep07 - Sep07
---------------------------------------------------------------------------------------------------------------
 CLASS B-2
         100.00000%         135                135                135               135                135

          WAL (YRS)        26.29              5.24               4.31               3.59              2.35
   PRINCIPAL WINDOW    Jul27 - Dec33      Jun08 - Apr13      Jul08 - Jul11     Oct08 - Feb09      Sep07 - Sep07
---------------------------------------------------------------------------------------------------------------
 CLASS B-3
         100.00000%         175                175                175               175                175

          WAL (YRS)        26.29              5.24                4.3               3.48              2.35
   PRINCIPAL WINDOW    Jul27 - Dec33      Jun08 - Apr13      Jul08 - Jul11     Sep08 - Feb09      Sep07 - Sep07
---------------------------------------------------------------------------------------------------------------
 CLASS B-4
         100.00000%         350                350                350               350                350

          WAL (YRS)        26.29              5.23               4.28               3.41              2.35
   PRINCIPAL WINDOW    Jul27 - Dec33      Jun08 - Apr13      Jun08 - Jul11     Aug08 - Feb09      Sep07 - Sep07
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

--------------------------------------------------------------------------------------------------------
                            0%              80%              100%             150%              200%
                      PRICING SPEED    PRICING SPEED    PRICING SPEED     PRICING SPEED    PRICING SPEED
                       TO MATURITY      TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY
--------------------------------------------------------------------------------------------------------
                       DISC MARGIN      DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN
========================================================================================================
CLASS A-1A
          100.00000%        22              23                24               22                22

           WAL (YRS)      17.98            2.79              2.15             1.15              0.9
    PRINCIPAL WINDOW  Jun05 - Dec34    Jun05 - Sep22    Jun05 - Jan20     Jun05 - Oct07    Jun05 - Feb07
--------------------------------------------------------------------------------------------------------
CLASS A-2A
          100.00000%        9                9                9                 9                9

           WAL (YRS)      13.61            1.18               1               0.72              0.57
    PRINCIPAL WINDOW  Jun05 - Oct26    Jun05 - Aug07    Jun05 - Mar07     Jun05 - Sep06    Jun05 - May06
--------------------------------------------------------------------------------------------------------
CLASS A-2B
          100.00000%        20              20                20               20                20

           WAL (YRS)      25.37            4.25              3.01             1.72              1.35
    PRINCIPAL WINDOW  Oct26 - Apr34    Aug07 - Feb14    Mar07 - Mar12     Sep06 - Jun07    May06 - Jan07
--------------------------------------------------------------------------------------------------------
CLASS A-2C
          100.00000%        30              38                39               30                30

           WAL (YRS)      29.37            11.88             9.52             2.27              1.69
    PRINCIPAL WINDOW  Apr34 - Jan35    Feb14 - Dec22    Mar12 - Jan20     Jun07 - Oct07    Jan07 - Feb07
--------------------------------------------------------------------------------------------------------
CLASS M-1
          100.00000%        40              42                42               40                40

           WAL (YRS)       26.4            5.94              5.35             2.59              1.79
    PRINCIPAL WINDOW  Jul27 - Dec34    Oct08 - Mar20    May09 - Feb18     Oct07 - Feb08    Feb07 - Mar07
--------------------------------------------------------------------------------------------------------
 CLASS M-2
          100.00000%        42              44                44               46                42

           WAL (YRS)       26.4             5.9              5.09             4.08              1.89
    PRINCIPAL WINDOW  Jul27 - Dec34    Sep08 - Jan20    Jan09 - May17     Feb08 - Mar15    Mar07 - Apr07
--------------------------------------------------------------------------------------------------------
 CLASS M-3
          100.00000%        65              67                67               74                65

           WAL (YRS)       26.4            5.83              4.9              5.46              2.2
    PRINCIPAL WINDOW  Jul27 - Nov34    Jul08 - Sep19    Sep08 - Sep16     Jul09 - Mar13    Apr07 - Nov07
--------------------------------------------------------------------------------------------------------
 CLASS M-4
          100.00000%        70              72                72               73                74

           WAL (YRS)      26.39            5.74              4.75             4.19              2.66
    PRINCIPAL WINDOW  Jul27 - Oct34    Jul08 - Oct17    Aug08 - Feb15     Mar09 - May11    Nov07 - Feb08
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

--------------------------------------------------------------------------------------------------------
                           0%               80%              100%             150%              200%
                     PRICING SPEED     PRICING SPEED    PRICING SPEED     PRICING SPEED    PRICING SPEED
                      TO MATURITY       TO MATURITY      TO MATURITY       TO MATURITY      TO MATURITY
--------------------------------------------------------------------------------------------------------
                      DISC MARGIN       DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN
========================================================================================================
 CLASS B-1
        100.00000%        125               129              129               128              143

         WAL (YRS)       26.38             5.68              4.68             3.94              3.38
  PRINCIPAL WINDOW   Jul27 - Sep34     Jun08 - Dec16    Aug08 - Jul14     Dec08 - Dec10    Feb08 - Apr12
--------------------------------------------------------------------------------------------------------
 CLASS B-2
        100.00000%        135               138              138               138              171

         WAL (YRS)       26.37             5.59              4.59             3.76              5.37
  PRINCIPAL WINDOW   Jul27 - Jul34     Jun08 - Feb16    Jul08 - Oct13     Oct08 - Jul10    Jan10 - Sep11
--------------------------------------------------------------------------------------------------------
 CLASS B-3
        100.00000%        175               178              178               178              212

         WAL (YRS)       26.35             5.48              4.5              3.61              4.33
  PRINCIPAL WINDOW   Jul27 - Jun34     Jun08 - Apr15    Jul08 - Feb13     Sep08 - Feb10    May09 - Jan10
--------------------------------------------------------------------------------------------------------
 CLASS B-4
        100.00000%        350               352              352               352              411

         WAL (YRS)       26.31             5.32              4.36             3.45              3.79
  PRINCIPAL WINDOW   Jul27 - Mar34     Jun08 - May14    Jun08 - May12     Aug08 - Aug09    Dec08 - May09
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-1A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                              96             73               67                52               37
25-May-07                              95             43               32                7                0
25-May-08                              94             24               12                0                0
25-May-09                              93             21               12                0                0
25-May-10                              91             16               10                0                0
25-May-11                              90             12               7                 0                0
25-May-12                              89             9                5                 0                0
25-May-13                              87             7                4                 0                0
25-May-14                              85             5                3                 0                0
25-May-15                              83             4                2                 0                0
25-May-16                              81             3                1                 0                0
25-May-17                              79             2                1                 0                0
25-May-18                              76             2                1                 0                0
25-May-19                              73             1                *                 0                0
25-May-20                              64             1                0                 0                0
25-May-21                              61             *                0                 0                0
25-May-22                              57             *                0                 0                0
25-May-23                              53             0                0                 0                0
25-May-24                              49             0                0                 0                0
25-May-25                              45             0                0                 0                0
25-May-26                              40             0                0                 0                0
25-May-27                              35             0                0                 0                0
25-May-28                              31             0                0                 0                0
25-May-29                              27             0                0                 0                0
25-May-30                              23             0                0                 0                0
25-May-31                              19             0                0                 0                0
25-May-32                              15             0                0                 0                0
25-May-33                              9              0                0                 0                0
25-May-34                              4              0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               17.98           2.79             2.15              1.15             0.90

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-2A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                              95             55               46                21               0
25-May-07                              93             6                0                 0                0
25-May-08                              92             0                0                 0                0
25-May-09                              91             0                0                 0                0
25-May-10                              89             0                0                 0                0
25-May-11                              87             0                0                 0                0
25-May-12                              85             0                0                 0                0
25-May-13                              82             0                0                 0                0
25-May-14                              79             0                0                 0                0
25-May-15                              76             0                0                 0                0
25-May-16                              72             0                0                 0                0
25-May-17                              68             0                0                 0                0
25-May-18                              64             0                0                 0                0
25-May-19                              59             0                0                 0                0
25-May-20                              43             0                0                 0                0
25-May-21                              38             0                0                 0                0
25-May-22                              32             0                0                 0                0
25-May-23                              26             0                0                 0                0
25-May-24                              19             0                0                 0                0
25-May-25                              11             0                0                 0                0
25-May-26                              3              0                0                 0                0
25-May-27                              0              0                0                 0                0
25-May-28                              0              0                0                 0                0
25-May-29                              0              0                0                 0                0
25-May-30                              0              0                0                 0                0
25-May-31                              0              0                0                 0                0
25-May-32                              0              0                0                 0                0
25-May-33                              0              0                0                 0                0
25-May-34                              0              0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               13.61           1.18             1.00              0.72             0.57

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-2B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100               92
25-May-07                             100            100               78                5                0
25-May-08                             100             56               20                0                0
25-May-09                             100             47               20                0                0
25-May-10                             100             31               15                0                0
25-May-11                             100             19               5                 0                0
25-May-12                             100             10               0                 0                0
25-May-13                             100             3                0                 0                0
25-May-14                             100             0                0                 0                0
25-May-15                             100             0                0                 0                0
25-May-16                             100             0                0                 0                0
25-May-17                             100             0                0                 0                0
25-May-18                             100             0                0                 0                0
25-May-19                             100             0                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                              89             0                0                 0                0
25-May-28                              79             0                0                 0                0
25-May-29                              68             0                0                 0                0
25-May-30                              56             0                0                 0                0
25-May-31                              44             0                0                 0                0
25-May-32                              30             0                0                 0                0
25-May-33                              15             0                0                 0                0
25-May-34                              0              0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               25.37           4.25             3.01              1.72             1.35

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-2C CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100               0
25-May-08                             100            100              100                0                0
25-May-09                             100            100              100                0                0
25-May-10                             100            100              100                0                0
25-May-11                             100            100              100                0                0
25-May-12                             100            100               92                0                0
25-May-13                             100            100               65                0                0
25-May-14                             100             91               46                0                0
25-May-15                             100             69               33                0                0
25-May-16                             100             53               24                0                0
25-May-17                             100             40               18                0                0
25-May-18                             100             31               12                0                0
25-May-19                             100             24               6                 0                0
25-May-20                             100             13               0                 0                0
25-May-21                             100             7                0                 0                0
25-May-22                             100             3                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                             100             0                0                 0                0
25-May-29                             100             0                0                 0                0
25-May-30                             100             0                0                 0                0
25-May-31                             100             0                0                 0                0
25-May-32                             100             0                0                 0                0
25-May-33                             100             0                0                 0                0
25-May-34                              86             0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               29.37          11.88             9.52              2.27             1.69

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100               0
25-May-08                             100            100              100                0                0
25-May-09                             100             62               92                0                0
25-May-10                             100             46               31                0                0
25-May-11                             100             35               21                0                0
25-May-12                             100             26               15                0                0
25-May-13                             100             19               10                0                0
25-May-14                             100             15               7                 0                0
25-May-15                             100             11               5                 0                0
25-May-16                             100             8                4                 0                0
25-May-17                             100             6                3                 0                0
25-May-18                             100             5                0                 0                0
25-May-19                             100             4                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              12             0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               26.40           5.94             5.35              2.59             1.79

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100               0
25-May-08                             100            100              100                20               0
25-May-09                             100             62               45                20               0
25-May-10                             100             46               31                20               0
25-May-11                             100             35               21                20               0
25-May-12                             100             26               15                20               0
25-May-13                             100             19               10                17               0
25-May-14                             100             15               7                 6                0
25-May-15                             100             11               5                 0                0
25-May-16                             100             8                4                 0                0
25-May-17                             100             6                0                 0                0
25-May-18                             100             5                0                 0                0
25-May-19                             100             4                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              12             0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)                26.4           5.90             5.09              4.08             1.89

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100               73
25-May-08                             100            100              100               100               0
25-May-09                             100             62               45               100               0
25-May-10                             100             46               31                56               0
25-May-11                             100             35               21                28               0
25-May-12                             100             26               15                10               0
25-May-13                             100             19               10                0                0
25-May-14                             100             15               7                 0                0
25-May-15                             100             11               5                 0                0
25-May-16                             100             8                1                 0                0
25-May-17                             100             6                0                 0                0
25-May-18                             100             3                0                 0                0
25-May-19                             100             1                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              12             0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)                26.4           5.83             4.90              5.46             2.20

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100              100
25-May-08                             100            100              100               100               0
25-May-09                             100             62               45                38               0
25-May-10                             100             46               31                10               0
25-May-11                             100             35               21                0                0
25-May-12                             100             26               15                0                0
25-May-13                             100             19               10                0                0
25-May-14                             100             15               7                 0                0
25-May-15                             100             11               0                 0                0
25-May-16                             100             8                0                 0                0
25-May-17                             100             3                0                 0                0
25-May-18                             100             0                0                 0                0
25-May-19                             100             0                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              12             0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               26.39           5.74             4.75              4.19             2.66

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100              100
25-May-08                             100            100              100               100               13
25-May-09                             100             62               45                17               13
25-May-10                             100             46               31                10               13
25-May-11                             100             35               21                0                13
25-May-12                             100             26               15                0                0
25-May-13                             100             19               10                0                0
25-May-14                             100             15               1                 0                0
25-May-15                             100             11               0                 0                0
25-May-16                             100             6                0                 0                0
25-May-17                             100             0                0                 0                0
25-May-18                             100             0                0                 0                0
25-May-19                             100             0                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              12             0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               26.38           5.68             4.68              3.94             3.38

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100              100
25-May-08                             100            100              100               100              100
25-May-09                             100             62               45                17              100
25-May-10                             100             46               31                3                67
25-May-11                             100             35               21                0                11
25-May-12                             100             26               15                0                0
25-May-13                             100             19               6                 0                0
25-May-14                             100             15               0                 0                0
25-May-15                             100             9                0                 0                0
25-May-16                             100             0                0                 0                0
25-May-17                             100             0                0                 0                0
25-May-18                             100             0                0                 0                0
25-May-19                             100             0                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              12             0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               26.37           5.59             4.59              3.76             5.37

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100              100
25-May-08                             100            100              100               100              100
25-May-09                             100             62               45                17               93
25-May-10                             100             46               31                0                0
25-May-11                             100             35               21                0                0
25-May-12                             100             26               14                0                0
25-May-13                             100             19               0                 0                0
25-May-14                             100             14               0                 0                0
25-May-15                             100             0                0                 0                0
25-May-16                             100             0                0                 0                0
25-May-17                             100             0                0                 0                0
25-May-18                             100             0                0                 0                0
25-May-19                             100             0                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              2              0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               26.35           5.48             4.50              3.61             4.33

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                  0% PRICING     80% PRICING     100% PRICING      150% PRICING     200% PRICING
                                  -----------    ------------    -------------     -------------    ------------
Date                                 SPEED          SPEED            SPEED             SPEED            SPEED
----                                 -----          -----            -----             -----            -----
  Initial Percentage                  100            100              100               100              100
25-May-06                             100            100              100               100              100
25-May-07                             100            100              100               100              100
25-May-08                             100            100              100               100              100
25-May-09                             100             62               45                7                0
25-May-10                             100             46               31                0                0
25-May-11                             100             35               21                0                0
25-May-12                             100             26               0                 0                0
25-May-13                             100             15               0                 0                0
25-May-14                             100             0                0                 0                0
25-May-15                             100             0                0                 0                0
25-May-16                             100             0                0                 0                0
25-May-17                             100             0                0                 0                0
25-May-18                             100             0                0                 0                0
25-May-19                             100             0                0                 0                0
25-May-20                             100             0                0                 0                0
25-May-21                             100             0                0                 0                0
25-May-22                             100             0                0                 0                0
25-May-23                             100             0                0                 0                0
25-May-24                             100             0                0                 0                0
25-May-25                             100             0                0                 0                0
25-May-26                             100             0                0                 0                0
25-May-27                             100             0                0                 0                0
25-May-28                              92             0                0                 0                0
25-May-29                              81             0                0                 0                0
25-May-30                              70             0                0                 0                0
25-May-31                              57             0                0                 0                0
25-May-32                              44             0                0                 0                0
25-May-33                              29             0                0                 0                0
25-May-34                              0              0                0                 0                0
25-May-35                              0              0                0                 0                0

  Average Life (years)               26.31           5.32             4.36              3.45             3.79

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC2
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, at which the referenced Class first incurs a writedown. Calculations are run to maturity at both static (1ML =3.09000%, 6ML = 3.41188% and 1YR=3.66000%) and forward LIBOR (shown in the graph below), and at varying loss severity percentages.
Other assumptions include: (1) prepayment speed is 100% PPC, (2) 0 month lag from default to loss, and (3) triggers fail (i.e., no stepdown):

                                         STATIC LIBOR                                   FORWARD LIBOR
                           -----------------------------------------        -------------------------------------
                           25% LOSS         35% LOSS        45% LOSS        25% LOSS      35% LOSS       45% LOSS
                           SEVERITY         SEVERITY        SEVERITY        SEVERITY      SEVERITY       SEVERITY
                           ======================================================================================
CLASS M-1    CDR Break     37.035%          26.909%          21.128%        34.761%        25.102%        19.643%
             Cum Loss       20.56%           21.78%          22.66%          19.82%        20.83%         21.54%
                           --------------------------------------------------------------------------------------
CLASS M-2    CDR Break     29.488%          21.947%          17.479%        27.262%        20.188%        16.028%
             Cum Loss       17.95%           19.03%          19.81%          17.09%        17.97%         18.59%
                           --------------------------------------------------------------------------------------
CLASS M-3    CDR Break     19.101%          14.717%          11.970%        16.998%        13.046%        10.584%
             Cum Loss       13.43%           14.26%          14.84%          12.35%        13.00%         13.45%
                           --------------------------------------------------------------------------------------
CLASS M-4    CDR Break     16.675%          12.953%          10.590%        14.607%        11.305%        9.220%
             Cum Loss       12.18%           12.92%          13.45%          11.03%        11.61%         12.01%
                           --------------------------------------------------------------------------------------
CLASS B-1    CDR Break     14.518%          11.357%          9.327%         12.480%        9.728%         7.972%
             Cum Loss       10.97%           11.64%          12.12%          9.77%         10.27%         10.63%
                           --------------------------------------------------------------------------------------
CLASS B-2    CDR Break     12.980%          10.211%          8.420%         10.985%        8.625%         7.099%
             Cum Loss       10.07%           10.68%          11.12%          8.82%          9.29%          9.62%
                           --------------------------------------------------------------------------------------
CLASS B-3    CDR Break     11.899%           9.421%          7.802%         10.050%        7.944%         6.568%
             Cum Loss       9.40%            10.00%          10.42%          8.21%          8.67%          8.99%
                           --------------------------------------------------------------------------------------
CLASS B-4    CDR Break     10.820%           8.626%          7.173%          9.102%        7.234%         6.002%
             Cum Loss       8.71%            9.29%            9.70%          7.56%          8.00%          8.31%
                           --------------------------------------------------------------------------------------


                             (FORWARD LIBOR CHART)


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC4
--------------------------------------------------------------------------------

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to maturity at both static LIBOR (1ML=3.09000%, 6ML=3.41188% and 1YR=3.66000%) and forward LIBOR (shown in the table below). Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date minus
(b) the total interest due on the Offered Certificates, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, (2) no defaults and no losses:

--------------------------------------------------------------------------------
                            EXCESS SPREAD IN BPS          EXCESS SPREAD IN BPS
       PERIOD                  (STATIC LIBOR)               (FORWARD LIBOR)
--------------------------------------------------------------------------------
Avg yr1                             333                           272
Avg yr2                             411                           304
Avg yr3                             536                           469
Avg yr4                             546                           488
Avg yr5                             546                           480
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  EXCESS SPREAD              EXCESS SPREAD
            EXCESS SPREAD   1 MONTH    6 MONTH          IN                         IN          1 MONTH    6 MONTH   EXCESS SPREAD IN
                IN BPS      FORWARD    FORWARD         BPS                        BPS          FORWARD    FORWARD          BPS
  PERIOD    (STATIC LIBOR)   LIBOR      LIBOR    (FORWARD LIBOR)   PERIOD    (STATIC LIBOR)     LIBOR      LIBOR     (FORWARD LIBOR)
------------------------------------------------------------------------------------------------------------------------------------
    1            212        2.4800%    2.8900%         212           40           527          4.3709%    4.4670%          474
    2            341        2.6566%    3.0461%         333           41           557          4.3939%    4.4886%          505
    3            322        2.8274%    3.1670%         295           42           528          4.4126%    4.5118%          469
    4            324        2.9932%    3.2679%         279           43           558          4.4360%    4.5371%          498
    5            348        3.1433%    3.3611%         289           44           528          4.4592%    4.5621%          463
    6            327        3.1781%    3.4416%         261           45           529          4.4796%    4.5877%          468
    7            352        3.3002%    3.5225%         279           46           624          4.5004%    4.6097%          571
    8            331        3.4199%    3.6030%         251           47           529          4.5261%    4.6332%          465
    9            334        3.4439%    3.6606%         246           48           558          4.5648%    4.6581%          497
    10           410        3.5385%    3.7172%         313           49           528          4.5854%    4.6778%          466
    11           337        3.6341%    3.7716%         240           50           558          4.6046%    4.6993%          499
    12           360        3.6583%    3.8159%         261           51           528          4.6183%    4.7216%          469
    13           338        3.7408%    3.8531%         236           52           528          4.6385%    4.7444%          468
    14           361        3.7960%    3.8865%         255           53           558          4.6618%    4.7684%          498
    15           339        3.7764%    3.9161%         230           54           528          4.6897%    4.7938%          462
    16           340        3.8430%    3.9466%         227           55           557          4.7086%    4.8188%          489
    17           363        3.9057%    3.9757%         246           56           528          4.7309%    4.8469%          453
    18           340        3.8759%    3.9976%         221           57           527          4.7596%    4.8711%          456
    19           364        3.9267%    4.0254%         242           58           622          4.7786%    4.8947%          559
    20           343        3.9778%    4.0502%         219           59           527          4.8023%    4.9190%          454
    21           506        3.9572%    4.0700%         411           60           556          4.8448%    4.9439%          487
    22           599        4.0018%    4.0933%         507           61           526          4.8648%    4.9634%          457
    23           507        4.0455%    4.1148%         414           62           555          4.8826%    4.9861%          491
    24           536        4.0350%    4.1339%         446           63           525          4.9050%    5.0062%          457
    25           507        4.0751%    4.1564%         415           64           525          4.9216%    5.0258%          457
    26           536        4.1088%    4.1742%         443           65           554          4.9416%    5.0487%          487
    27           509        4.0934%    4.1926%         448           66           524          4.9645%    5.0694%          451
    28           509        4.1259%    4.2155%         446           67           553          4.9817%    5.0937%          478
    29           538        4.1586%    4.2365%         476           68           523          5.0013%    5.1201%          441
    30           510        4.1550%    4.2557%         444           69           523          5.0295%    5.1416%          444
    31           539        4.1855%    4.2808%         474           70           616          5.0479%    5.1635%          546
    32           519        4.2152%    4.3028%         452           71           522          5.0708%    5.1873%          440
    33           542        4.2241%    4.3241%         481           72           550          5.1097%    5.2065%          472
    34           605        4.2535%    4.3466%         549           73           521          5.1277%    5.2226%          440
    35           543        4.2780%    4.3653%         482           74           552          5.1424%    5.2401%          474
    36           574        4.2958%    4.3853%         516           75           ***          5.1600%    5.2560%          445
    37           544        4.3230%    4.4063%         484           76           ***          5.1747%    5.2717%          ***
    38           551        4.3455%    4.4248%         494           77           ***          5.1904%    5.2892%          ***
    39           525        4.3468%    4.4454%         474           78           ***          5.2053%    5.3042%          ***
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.